EXECUTION VERSION

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.7

SUBSEQUENT PURCHASE
AND SALE AGREEMENT

between

ARPI LLC,
as Seller,

and

PDL BIOPHARMA, INC.,
as Purchaser

Dated as of September 18, 2015

-i-
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

-ii-
[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibits

Exhibit A	Form of Bill of Sale
Exhibit B	Form of Press Release
Exhibit C	Purchaser Account
Exhibit D	Seller Account
Exhibit E-1	Financing Statement (Sale)
Exhibit E-2	Financing Statement (Precautionary)
Exhibit F	Form of Opinion

Schedule

Schedule 1.1	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SUBSEQUENT PURCHASE AND SALE AGREEMENT

This SUBSEQUENT PURCHASE AND SALE AGREEMENT (this “SPSA”), dated as of September 18, 2015, is entered into between ARPI LLC, a Delaware limited liability company (the “Seller”), and PDL BioPharma, Inc., a Delaware corporation (the “Purchaser”).

W I T N E S S E T H :

WHEREAS, pursuant to the PSA (as defined below), the Seller has acquired the right to receive a portion of Royalties (as defined below) payable during the Royalty Term (as defined below) under the License Agreement (as defined below), and other assets described in the PSA; and

WHEREAS, the Seller desires to sell, assign, transfer, convey, contribute and grant to the Purchaser, and the Purchaser desires to purchase, acquire and accept from the Seller, the Purchased Interest described herein, upon and subject to the terms and conditions set forth in this SPSA.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties covenant and agree as follows:

ARTICLE I

DEFINED TERMS AND RULES OF CONSTRUCTION

Section 1.1     Defined Terms. The following terms, as used herein, shall have the following respective meanings:

“AcelRx” means AcelRx Pharmaceuticals, Inc., a Delaware corporation.

“AcelRx Intellectual Property Rights” means the “AcelRx Technology” and the “AcelRx Trademarks” as defined in Sections 1.8 and 1.9 of the License Agreement, respectively.

“AcelRx Patents” means the “AcelRx Patents” as defined in Section 1.7 of the License Agreement.

“Actual Knowledge” means, [*].

“Affiliate” means, with respect to any designated Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such designated Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Agent” has the meaning set forth in the Servicing Agreement.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of Governmental Authorities applicable to such Person or any of its properties or assets.

“Bankruptcy Event” means the occurrence of any of the following in respect of any Person: (a) an admission in writing by such Person of its inability to pay its debts generally or as they become due or a general assignment by such Person for the benefit of creditors; (b) the filing of any petition or answer by such Person seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of such Person or its debts under any law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar Applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such Applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for such Person or for any substantial part of its property; (c) corporate or other entity action taken by such Person to authorize any of the actions set forth in clause (a) or (b) of this definition; or (d) without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against such Person, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within thirty (30) days.

“Bill of Sale” means that certain bill of sale, dated as of the Closing Date, executed by the Seller and the Purchaser, substantially in the form of Exhibit A.

“Business Day” means any day that is not (i) a Saturday, Sunday or other day on which commercial banks in San Francisco, California, New York City or Aachen, Germany, are authorized or required by Applicable Law to remain closed or (ii) any of the nine (9) consecutive calendar days beginning on December 24th and continuing through January 1st of each calendar year commencing with the calendar year 2015. For the avoidance of doubt, any reference in this SPSA to “days” shall mean calendar days.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Capped Payment Amount” has the meaning set forth in Section 2.1(a)(i).

“Closing” has the meaning set forth in Section 6.1.

“Closing Date” has the meaning set forth in Section 6.1.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Collateral Agent” means the financial institution serving as collateral agent under the SACA, which on the Closing Date is U.S. Bank National Association.

“Confidential Information” means, except to the extent not included as Confidential Information in accordance with Section 5.2, this SPSA, the other Transaction Documents, Royalty Reports received by the Purchaser after the Closing Date, audit reports received by the Purchaser after the Closing Date pursuant to Section 5.7 of this SPSA, and all other reports, notices, correspondence and other documents received by the Purchaser after the Closing Date pursuant to the provisions of this SPSA, but for purposes of clarity, excluding in each case the Pre-Closing Confidential Information.

“Confidentiality Agreement” means that certain letter agreement, dated July 30, 2015, by and between AcelRx and the Purchaser.

“Covered Taxes” means [*].

“Depositary Agent” means the financial institution serving as depositary agent under the SACA, which on the Closing Date is U.S. Bank National Association.

“Dollar” or the sign “$” means United States dollars.

“Excluded Liabilities and Obligations” has the meaning set forth in Section 2.3.

“Excluded Payments” means all amounts due or paid to AcelRx or any of its Affiliates other than the Royalties, including all amounts due or paid to AcelRx or any of its Affiliates pursuant to Section 7.1, Section 7.2(a), Section 7.2(b) (other than the first four milestone payments thereunder), Section 7.2(c) or Section 7.4 of the License Agreement.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“Financing Statements” means the UCC-1 Financing Statements contemplated by Section 2.1(c), collectively.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“First Commercial Sale” means “First Commercial Sale” as defined in Section 1.51 of the License Agreement.

“GAAP” has the meaning set forth for “US GAAP” in the definition of “Accounting Standards” in Section 1.2 of the License Agreement.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any country or jurisdiction.

“Grünenthal” means Grünenthal GmbH, a German company.

“Grünenthal Affiliate” means any “Affiliate”, as defined in Section 1.3 of the License Agreement, of Grünenthal.

“Hercules Agreement” has the meaning set forth in the PSA.

“IFRS” has the meaning set forth for “IFRS” in the definition of “Accounting Standards” in Section 1.2 of the License Agreement.

“Independent Manager” has the meaning set forth in the Operating Agreement of the Seller, dated as of September 18, 2015.

“Initial Bill of Sale” means that certain bill of sale, dated as of the Closing Date, executed by AcelRx and the Seller, substantially in the form of Exhibit A to the PSA.

“Knowledge” means, [*].

“License Agreement” means that certain Collaboration and License Agreement, dated as of December 16, 2013, between AcelRx and the Licensee, as amended from time to time (including by the Licensee Consent and, for amendments entered into following the date hereof, amended in a manner consistent with the terms of the PSA and this SPSA).

“Licensee” means Grünenthal, in its capacity as licensee under the License Agreement.

“Licensee Consent” means that certain letter agreement, dated July 17, 2015, by and between the Licensor and the Licensee, regarding, among other things, the transfer of the Purchased Assets by the Licensor to the Seller and the further transfer of the Purchased Interest by the Seller to the Purchaser.

“Licensee Instruction” means the irrevocable notice and direction to the Licensee in the form set forth in Exhibit B to the PSA.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Licensed Product” means “Licensed Product” as defined in Section 1.78 of the License Agreement; provided that, if a New Arrangement is entered into by AcelRx in accordance with the terms of Section 5.6, “Licensed Product” shall be deemed to refer to the analogous term for “Licensed Product” (as defined in Section 1.78 of the License Agreement) as defined in the New License Agreement.

“Licensor” means AcelRx, in its capacity as licensor under the License Agreement.

“Licensor Retained Amounts” has the meaning set forth in the PSA.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property or other priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale or any sale with recourse. For the avoidance of doubt, any right of AcelRx described in clauses (b) and (c) of the definition of “Purchased Assets” in the PSA is not considered a Lien with respect to the Purchased Assets or the License Agreement, and any right of the Seller described in Sections 2.1(a)(ii) and (iii) is not considered a Lien with respect to the Purchased Interest.

“Loss” means any loss, liability, cost, expense (including reasonable costs and/or expenses of investigation and defense and reasonable attorneys’ fees and expenses), charge, fine, penalty, obligation, judgment, award, Set-off (other than a Permitted Set-off) based on any obligation or amount owing by the Seller or any of its Affiliates that has the effect of reducing amounts required to be paid by the Licensee in respect of the Royalties, assessment, claim or cause of action.

“Manufacture and Supply Agreement” means the Manufacture and Supply Agreement, dated as of December 16, 2013, between AcelRx and Grünenthal, as amended from time to time.

“Manufacturing Information” means any and all information relating solely to the manufacture, supply or purchase of property under the Manufacture and Supply Agreement, and the respective rights and obligations of AcelRx or the Licensee in respect thereof.

“Manufacturing Matters” means matters relating solely to the manufacture, supply or purchase of Licensed Product or other property, as applicable, under the Manufacture and Supply Agreement.

“Material Adverse Effect” means (a) an adverse effect in any material respect on the legality, validity or enforceability of any of the Transaction Documents, the License Agreement, or the back-up security interest granted pursuant to Section 2.1(d), (b) an adverse effect in any material respect on the right or the ability of AcelRx or the Seller to perform any of their respective obligations under any of the Transaction Documents or the License Agreement, or to consummate the transactions hereunder or thereunder, (c) an adverse effect in any material respect on the respective rights or remedies of AcelRx, the Seller or the Purchaser under any of the Transaction Documents or under the License Agreement, (d) an adverse effect on the right of the Purchaser to receive the Royalties Interest and the timing, amount or duration of the Royalties Interest (other than de minimus effects), (e) an adverse effect on the Purchased Assets or Purchased Interest (other than de minimus effects), or (f) an adverse effect in any significant respect on any AcelRx Intellectual Property Rights.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Net Sales” means “Net Sales” as defined in Section 1.89 of the License Agreement.

“New Arrangement” has the meaning set forth in the PSA.

“New License Agreement” has the meaning set forth in the PSA.

“Party” shall mean the Seller or the Purchaser, as the context requires, and “Parties” shall mean, together, the Seller and the Purchaser.

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any intellectual property rights that are Patents.

“Patents” means “Patents” as defined in Section 1.91 of the License Agreement.

“Payment Rights” means the right to receive an amount of Royalties equal to the Royalties Interest, subject to the Capped Payment Amount, and the right to receive interest payable or paid pursuant to the License Agreement on late payments of amounts constituting the Royalties Interest (with such amounts in respect of which interest is paid not exceeding the Capped Payment Amount).

“Permitted Liens” means (i) the Liens created in favor of the Purchaser under the Transaction Documents, (ii) the backup security interest in favor of the Purchaser (as defined in the PSA) under Section 2.1(d) of the PSA, (iii) the security interest in favor of the Purchaser in the Company Collection Account and the Company Distribution Account and the other Account Collateral (as defined in the SACA) pursuant to the SACA and (iv) subject to the subordination agreement set forth in Section 15 of the SACA or other subordination agreements to which it enters into with the Servicer, AcelRx, the Seller or the Purchaser, any Lien arising in favor of the Depositary Agent as collection bank with respect to the Payment Rights.

“Permitted Set-off” means any Set-off against royalties or other amounts payable to Licensor by Licensee under the License Agreement that is expressly permitted under Sections 7.3(b), 7.3(c) or 7.3(d) of the License Agreement.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Pre-Closing Confidential Information” means “Confidential Information” (as defined in the Confidentiality Agreement) provided by or to, as applicable, the Purchaser, the Seller, or, on behalf of the Seller, any of the Seller’s Affiliates prior to the Closing Date in connection with the Purchaser’s, the Seller’s and AcelRx’s consideration and negotiation of the transactions contemplated by this SPSA and the other Transaction Documents.

“PSA” means the Purchase and Sale Agreement, dated as of the date hereof, between the Seller and AcelRx.

“PSA Triggering Event” has the meaning set forth in Section 5.3(f).

“Purchase Price” has the meaning set forth in Section 2.2.

“Purchased Assets” has the meaning set forth in the PSA.

“Purchased Interest” has the meaning set forth in Section 2.1(a).

“Purchaser” has the meaning set forth in the preamble.

“Purchaser Account” has the meaning set forth in Section 5.4(c).

“Purchaser Indemnified Party” has the meaning set forth in Section 7.1.

“Purchaser Portion” means (a) with respect to (i) all Royalties other than the first four milestone payments under Section 7.2(b) of the License Agreement and (ii) all other related amounts included in the definition of “Royalties” with respect to the Royalties described in clause (i), seventy-five percent (75%) of a specified amount that is payable or has been paid, and (b) solely with respect to Royalties that consist of the first four milestone payments under Section 7.2(b) of the License Agreement and all other related amounts included in the definition of “Royalties” with respect to such Royalties, eighty percent (80%) of a specified amount that is payable or has been paid.

“Representatives” has the meaning set forth in Section 5.2(b).

“Royalties” means (a) all amounts due, owed, accrued, payable or paid to the Licensor under Section 7.2(b) (solely with respect to the first four milestone payments thereunder), Section 7.3 and the last sentence of Section 10.3(b) of the License Agreement during the Royalty Term, giving effect to all Permitted Set-offs, and including (i) all underpayments due, owed, accrued, payable or paid to the Licensor with respect to such amounts under Section 8.5 of the License Agreement and (ii) all amounts due, owed, accrued, payable or paid to the Licensor in lieu of the amounts described in this clause (a), including amounts due in respect of a New Arrangement, if any; (b) all “accounts” (as defined under the UCC) evidencing the rights to the payments and amounts described in this definition; and (c) all “proceeds” (as defined under the UCC) of any of the foregoing. [*] For the avoidance of doubt, Royalties shall (x) include all amounts due, owed, accrued, payable or paid to the Licensor or any of its Affiliates (including the Seller) by one or more licensees or sublicensees under any New Arrangement that are in lieu of the amounts described in clause (a) above and (y) exclude the amount of any and all Excluded Payments.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Royalties Commencement Date” means the date after the Closing Date of the First Commercial Sale in the first country in the Territory in which such First Commercial Sale occurs.

“Royalties Interest” means the Purchaser Portion of Royalties.

“Royalty Reduction” has the meaning set forth in the PSA.

“Royalty Reports” means the “Royalty Reports” as defined in Section 7.5 of the License Agreement.

“Royalty Term” means the period commencing on the Royalties Commencement Date, and ending on the last day of the last to expire “Royalty Term” as defined in Section 7.3(e) of the License Agreement.

“SACA” means the Security and Control Agreement, dated as of the Closing Date, among the Seller, the Purchaser, the Servicer and U.S. Bank National Association as initial collateral agent and initial depositary agent thereunder.

“SEC” means the U.S. Securities and Exchange Commission.

“Second Amendment” has the meaning set forth in the PSA.

“Seller” has the meaning set forth in the preamble.

“Seller Account” has the meaning set forth in Section 5.4(e).

“Seller Indemnified Party” has the meaning set forth in Section 7.2.

“Servicer” means the servicer under the Servicing Agreement.

“Servicer Report” has the meaning set forth in the PSA.

“Servicing Agreement” means that certain Servicing Agreement, dated September 18, 2015, among AcelRx, as the initial servicer, the Seller and the Purchaser.

“Set-off” means any set-off, off-set, charge, reduction or similar deduction; provided, however, that “Set-off” shall not include any Royalty Reduction.

“SPSA” has the meaning set forth in the preamble.

“Specified Confidential Information” means the reports issued by the Licensee pursuant to Section 7.5 of the License Agreement and the results of any audit conducted pursuant to Section 8.5 of the License Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Sublicensee” means any “Sublicensee” as defined in Section 1.108 of the License Agreement.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, sales, use, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Tax Return” means any report, return, form (including elections, declarations, statements, amendments, claims for refund, schedules, information returns or attachments thereto) or other information supplied or required to be supplied to a Governmental Authority with respect to Taxes.

“Territory” means “Territory” as defined under Section 1.111 of the License Agreement, but including Australia only for so long as Australia remains part of the Territory pursuant to the License Agreement.

“Third Party” means any Person that is not a Party.

“Third Party Claim” means any claim, action, suit or proceeding by a Third Party, including any investigation by any Governmental Authority.

“Transaction Documents” means the PSA, the Initial Bill of Sale, the Licensee Instruction, this SPSA, the Bill of Sale, the Servicing Agreement and the SACA.

“Transfer Taxes” shall mean all excise, sales, use, value added, transfer (including real property transfer), withholding, capital gains, transfer taxes, stamp, documentary, filing, recordation, registration and other similar taxes, together with any interest, additions, fines, costs or penalties thereon and any interest in respect of any additions, fines, costs or penalties.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the back-up security interest or any portion thereof granted pursuant to Section 2.1(d) is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of Delaware, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this SPSA and any financing statement relating to such perfection or effect of perfection or non-perfection.

“U.S.” or “United States” means the United States of America, its 50 states, each territory thereof and the District of Columbia.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

Section 1.2     Rules of Construction. (a) Unless the context otherwise requires, in this SPSA:

(i)     a term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP or IFRS, as the case may be, as applicable to the Seller or the Licensee;

(ii)     unless otherwise defined, all terms that are defined in the UCC shall have the meanings stated in the UCC;

(iii)     words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders;

(iv)     the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without limitation”;

(v)     unless otherwise specified, references to a contract, document or agreement include references to such contract, document or agreement as from time to time amended, restated, reformed, supplemented or otherwise modified in accordance with its terms (subject to any restrictions on such amendments, restatements, reformations, supplements or modifications set forth herein or in any of the other Transaction Documents), and include any annexes, exhibits and schedules hereto or thereto, as the case may be; provided, however, that, unless otherwise specified, terms defined in Section 1.1 by reference to any other contract or agreement shall be deemed to refer to such contract or agreement as in effect on the date of this SPSA;

(vi)     any reference to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment, transfer or delegation set forth herein or in any of the other Transaction Documents) and any reference to a Person in a particular capacity excludes such Person in other capacities;

(vii)     references to any Applicable Law shall include such Applicable Law as from time to time in effect, including any amendment, modification, codification, replacement, or reenactment thereof or any substitution therefor;

(viii)     the word “will” shall be construed to have the same meaning and effect as the word “shall”;

(ix)     the words “hereof,” “herein,” “hereunder” and similar terms shall refer to this SPSA as a whole and not to any particular provision hereof, and Article, Section and Exhibit references herein are references to Articles and Sections of, and Exhibits to, this SPSA unless otherwise specified;

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(x)     the definitions of terms shall apply equally to the singular and plural forms of the terms defined;

(xi)     in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”;

(xii)     where any payment is to be made, any funds are to be applied or any calculation is to be made under this SPSA on a day that is not a Business Day, unless this SPSA otherwise provides, such payment shall be made, such funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly; and

(xiii)     any reference to a term that is defined by reference to its meaning in the License Agreement shall refer to such term’s meaning in such License Agreement as in existence on the date hereof (and not to any new, substituted or amended version thereof effected after the date hereof) and shall incorporate defined terms referenced in such meaning in the License Agreement.

(b)     The provisions of this SPSA shall be construed according to their fair meaning and neither for nor against either Party irrespective of which Party caused such provisions to be drafted. Each Party acknowledges that it has been represented by an attorney in connection with the preparation and execution of this SPSA and the other Transaction Documents.

ARTICLE II

PURCHASE AND SALE OF THE PURCHASED INTEREST

Section 2.1     Purchase and Sale. (a) Subject to the terms and conditions of this SPSA, on the Closing Date, the Seller hereby sells, assigns, transfers, conveys, contributes and grants to the Purchaser, and the Purchaser hereby purchases, acquires and accepts from the Seller, all of the Seller’s right, title and interest in and to the Purchased Interest (as hereinafter defined), free and clear of any and all Liens, other than Permitted Liens. As used herein, the “Purchased Interest” consists of the following rights:

(i)     the right to receive one hundred percent (100%) of the Royalties Interest, provided that the aggregate amount of the Royalties Interest acquired hereunder and to be received by the Purchaser shall not exceed One-Hundred Ninety-Five Million Dollars ($195,000,000) (the “Capped Payment Amount”), with the amount of payments received and that count toward the Capped Payment Amount equaling the sum of (A) the aggregate amount collected or received by the Purchaser (and any direct or indirect transferee of the Purchaser to whom any interest in the Purchased Interest is transferred) in respect of the Payment Rights or as a result of any payments made by the Seller pursuant to Section 5.4(b) or by AcelRx pursuant to Section 5.4(b) of the PSA, plus (B) the aggregate amount collected or received by the Purchaser (and any direct or indirect transferee of the Purchaser to whom any interest in the Purchased Interest is transferred) pursuant to the exercise of its rights under Section 7.1 or under Section 2.1(a)(vi) (without duplication of any amounts received pursuant to clause (A)), and the Parties acknowledge and agree that any amounts deducted or withheld pursuant to clauses first through sixth of the Servicing Agreement and not otherwise paid to the Purchaser shall not be treated as being received by the Purchaser (and, for the avoidance of doubt, shall not be counted toward the Capped Payment Amount);

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii)     the right to receive reports issued by the Licensee pursuant to Section 7.5 of the License Agreement and included as part of the Purchased Assets (but not to the exclusion of the Seller), either directly from the Licensee, from the Seller or from the Servicer;

(iii)     the right to receive the results of any audit conducted pursuant to Section 8.5 of the License Agreement and included as part of the Purchased Assets (but not to the exclusion of the Seller), either directly from the auditor that conducts such audit, from the Seller or from the Servicer;

(iv)     the right to receive one-hundred percent (100%) of the interest payable by the Licensee in respect of late payments of amounts constituting the Royalties Interest (such amounts in respect of which interest is paid shall not exceed the Capped Payment Amount), which amounts shall be reduced by (A) any amounts deducted or withheld in respect of Taxes on such amounts pursuant to Section 8.3(b) of the License Agreement, (B) any non-U.S. Taxes payable by or imposed upon the Seller or AcelRx in respect of such amounts, and (C) any withholding Taxes imposed on or in respect of payments made to the Purchaser hereunder, in each case to the extent such Taxes described in clauses (A)-(C) do not constitute Covered Taxes;

(v)     the right to cause the Servicer to enforce the payment and performance by Licensee of the obligations set forth in the License Agreement corresponding to the rights described in subclauses (i) through (iv), in accordance with the License Agreement, the PSA, this SPSA and the Servicing Agreement; and

(vi)     the Seller’s rights to recover for Losses under Article VII of the PSA, subject to all the terms, conditions and limitations of the PSA (and without duplication of the Purchaser’s rights under ARTICLE VII hereof);

but excluding, in all cases, any and all Licensor Retained Amounts from the right, title and interest in the Purchased Interest transferred hereunder.

For the sake of clarity, for purposes of determining whether amounts received in respect of the Royalties Interest exceed the Capped Payment Amount, any amounts deducted or withheld in respect of Taxes on such payments of the Royalties Interest pursuant to Section 8.3(b) of the License Agreement, any non-U.S. Taxes payable by or imposed upon the Seller or AcelRx in respect of such amount, and any withholding or other Taxes imposed on or in respect of payments to the Purchaser hereunder, shall be treated as received by the Purchaser.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Upon receipt by the Purchaser of the Capped Payment Amount, or earlier expiration of the Royalty Term, except in all respects for such payments, amounts due or other rights that are to survive the expiration of the Royalty Term pursuant hereto (but subject to the Capped Payment Amount), the Purchaser will cease to receive (and will have no further entitlement to) payments from any Person in respect of the Payment Rights, and all amounts of Royalties, and interest on late payments thereof received thereafter in respect of the Purchased Assets (other than amounts accrued prior to such expiration and constituting accrued but unpaid amounts in respect of the Payment Rights, which shall be paid to the Purchaser) will be retained or disposed of by the Seller as it may determine.

(a)     The Seller and the Purchaser expressly intend and agree that the sale, assignment, transfer, conveyance, grant and contribution of the Purchased Interest under this SPSA shall be, and is, a true, complete, absolute and irrevocable assignment and sale by the Seller to the Purchaser of the Purchased Interest that is absolute and irrevocable and that such assignment and sale shall provide the Purchaser with the full benefits of ownership of the Purchased Interest. Neither the Seller nor the Purchaser intends the transactions contemplated hereby to be, or for any purpose be characterized as, a loan from the Purchaser to the Seller or a pledge or assignment of a security interest as collateral for a loan. The Seller waives any right to contest or otherwise assert that this SPSA does not constitute a true, complete, absolute and irrevocable sale and assignment by the Seller to the Purchaser of the Purchased Interest under Applicable Law, which waiver shall be enforceable against the Seller in any Bankruptcy Event in respect of the Seller. The sale, assignment, transfer, conveyance, grant and contribution of the Purchased Interest shall be reflected on the Seller’s financial statements and other records as a sale of assets to the Purchaser (except to the extent GAAP or the rules of the SEC require otherwise with respect to the Seller’s consolidated financial statements).

(b)     The Seller hereby authorizes the Purchaser to record and file, and consents to the Purchaser recording and filing, at the Purchaser’s sole cost and expense, (i) a UCC-1 Financing Statement, in the form attached as Exhibit E-1, in the appropriate filing offices under the UCC (and continuation statements with respect to such financing statements when applicable), and amendments thereto, in such manner and in such jurisdictions as are necessary or appropriate to evidence or perfect the sale, assignment, transfer, conveyance, grant and contribution by the Seller to the Purchaser, and the purchase, acquisition and acceptance by the Purchaser from the Seller, of the Purchased Interest and (ii) a UCC-1 Financing Statement, in the form attached as Exhibit E-2, to perfect the security interest in the Purchased Interest granted by the Seller to the Purchaser pursuant to Section 2.1(d). Further, at any time and from time to time, the Purchaser shall be entitled to authenticate on behalf and in the name of the Seller, file and/or record any or all such financing statements, instruments and documents, and to take all such other actions, as the Purchaser may deem appropriate to perfect and to maintain perfected the security interest granted by the Seller to the Purchaser pursuant to Section 2.1(d).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     Notwithstanding the express intent of the Seller and the Purchaser, to the extent that such sale, assignment, transfer, conveyance, grant and contribution does not effect a true, complete, absolute and irrevocable sale and assignment by the Seller to the Purchaser of the Purchased Interest as determined by competent judicial authority (a “Recharacterization Event”), the Seller hereby assigns, conveys, contributes, grants and pledges to the Purchaser, as security for the Seller’s obligations created hereunder in the event a Recharacterization Event occurs, a first priority continuing security interest in and to all of the Seller’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located: (i) the Purchased Interest and (ii) any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts), to secure the performance of all of the Seller’s obligations under this SPSA. The Parties hereto agree that this SPSA shall constitute a security agreement. At the request of the Purchaser, from time to time after a Recharacterization Event, the Seller shall promptly and duly execute and deliver, or cause to be duly executed and delivered, to the Purchaser all financing statements (including, without limitation, any amendments and continuations) and other instruments and documents in form and substance satisfactory to the Purchaser as shall be necessary or desirable to fully perfect, when filed and/or recorded, and continue and preserve the security interest granted pursuant to this Section 2.1(d) (which, for purposes of clarity, shall not require the Seller to make any request to, or to take any action with respect to, Grünenthal) as well as the priority thereof.

Section 2.2     Payment of Purchase Price. In full consideration for the sale, assignment, transfer, conveyance, grant and contribution of the Purchased Interest on the Closing Date, and subject to the terms and conditions set forth herein, the Purchaser, on the Closing Date, shall pay (or cause to be paid) to the Seller, or the Seller’s designee, at the Closing, the aggregate sum of Sixty-Five Million Dollars ($65,000,000), in immediately available funds by wire transfer to the Seller Account (the “Purchase Price”). The Seller will use the proceeds paid at the Closing by the Purchaser in consideration of the Purchase Price solely to pay the amounts due to AcelRx (or its designees, as provided for in Section 2.2 of the PSA) pursuant to Section 2.2 of the PSA on the Closing Date for the Purchased Assets.

Section 2.3     No Assumed Obligations. Notwithstanding any provision in this SPSA or any other writing to the contrary, the Purchaser is purchasing, acquiring and accepting only the Purchased Interest and is not assuming any liability or obligation of the Seller or any of the Seller’s Affiliates of whatever nature, whether presently in existence or arising or asserted hereafter, including (a) any liability or obligation of the Seller or its Affiliates under the PSA, the License Agreement or the Manufacture and Supply Agreement and (b) any liability of the Seller or any direct or indirect owner of the Seller for Taxes, including any Taxes that may be imposed or assessed as a result of any transaction pursuant to the SPSA and/or the PSA, (i) other than the Purchaser’s share of Transfer Taxes as provided in Section 5.8(b), and (ii) provided that any Taxes that reduce Royalties pursuant to the proviso in clause (c) of the definition of “Royalties” shall not be subject to indemnification by Seller pursuant to Section 7.1. All such liabilities and obligations shall be retained by, and remain liabilities and obligations of, the Seller or the Seller’s Affiliates, as the case may be (the “Excluded Liabilities and Obligations”).

Section 2.4     Excluded Assets. The Purchaser does not, by purchase, acquisition or acceptance of the right, title or interest granted hereunder or otherwise pursuant to any of the Transaction Documents, purchase, acquire or accept any assets or contract rights of the Seller or any of its Affiliates under the License Agreement (including the Excluded Payments and the Licensor Retained Amounts) or any other agreement or instrument related thereto, other than the Purchased Interest, or any other assets of the Seller or any of its Affiliates. The Purchaser acknowledges that AcelRx is retaining the Licensor Retained Amounts, and that AcelRx and its Affiliates (excluding the Seller) may enter into transactions pursuant to which they transfer all or a portion of such Licensor Retained Amounts to Third Parties.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Purchaser, as of the date hereof, as follows:

Section 3.1     Organization. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all limited liability company power and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities, required to own its property and conduct its business, as now conducted (including the execution and delivery of, and the performance under, the Transaction Documents to which it is a party), and to exercise its rights and to perform its obligations under the Transaction Documents to which it is a party. The Seller is duly licensed or qualified to transact business and is in good standing in every jurisdiction in which such license, qualification or good standing is required by Applicable Law (except where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect). The Seller has no subsidiaries.

Section 3.2     No Conflicts. (a)     The execution and delivery by the Seller of any of the Transaction Documents to which it is a party, the performance by the Seller of its obligations contemplated hereunder or thereunder or the consummation by the Seller of the transactions contemplated hereby or thereby do not and will not (i) contravene, conflict with, violate or result in a breach of any term or provision of any of the organizational documents of the Seller, (ii) contravene, conflict with, violate or result in a breach of, or give any Governmental Authority the right to exercise any remedy or obtain any relief under, any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which the Seller or any of its assets or properties may be subject or bound, (iii) contravene, conflict with, result in a breach or violation of, constitute a default (with or without notice or lapse of time, or both) under, require prepayment under, or give any Person the right to exercise any remedy or obtain any additional rights under, or accelerate the maturity or performance of, or payment under, or cancel or terminate (including any additional right of termination, cancellation or acceleration), except as would not reasonably be expected to result in a Material Adverse Effect, any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which the Seller is a party or by which the Seller or any of its assets or properties is bound or committed (taking into account the release of the Liens relating to the Hercules Agreement that the Seller represents and warrants shall occur concurrently with the Closing), or (iv) except for Permitted Liens, result in or require the creation or imposition of any Lien on the Purchased Assets or the Purchased Interest.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)     Except for Permitted Liens, the Seller has not granted, nor does there exist, including, based on any action taken or failed to be taken by the Seller, any Lien on or relating to the Transaction Documents, the Purchased Assets (other than Liens under the Hercules Agreement that the Seller represents and warrants will be released concurrently with the Closing) or the Purchased Interest (other than Liens under the Hercules Agreement that the Seller represents and warrants will be released concurrently with the Closing).

Section 3.3     Authorization. The Seller has all necessary limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Transaction Documents to which it is a party by the Seller and the performance by the Seller of its obligations hereunder and thereunder have been duly authorized by all necessary limited liability company action on the part of the Seller. Each of the Transaction Documents to which it is a party has been duly executed and delivered by an authorized officer of the Seller. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Section 3.4     Ownership.(a)      The Seller is the exclusive (other than to the extent set forth in Sections 2.1(a)(ii) and (iii)) owner of the entire right, title (legal and equitable) and interest in, to and under the Purchased Assets and has good and valid title thereto, free and clear of all Liens (other than Liens under the Hercules Agreement that the Seller represents and warrants will be released concurrently with the Closing, and Permitted Liens). The Purchased Interest sold, assigned, transferred, granted, conveyed and contributed to the Purchaser on the Closing Date has not been pledged, sold, assigned, transferred, conveyed, granted or contributed by the Seller to any other Person (other than to the extent set forth in clauses (ii) and (iii) of the definition of “Purchased Interest,” and other than Liens under the Hercules Agreement that the Seller represents and warrants will be released concurrently with the Closing, and Permitted Liens). The Seller has full right to sell, assign, transfer, convey, grant and contribute the Purchased Interest to the Purchaser. Upon the sale, assignment, transfer, conveyance, grant and contribution by the Seller of the Purchased Interest to the Purchaser under this SPSA, the Purchaser shall acquire good, valid and marketable title to the Purchased Interest free and clear of all Liens, other than Permitted Liens, and shall be the exclusive owner of the Purchased Interest (other than to the extent set forth in clauses (ii) and (iii) of the definition of “Purchased Interest”).

Section 3.5     Governmental and Third Party Authorizations. The execution and delivery by the Seller of the Transaction Documents to which it is a party, the performance by the Seller of its obligations hereunder and thereunder and the consummation by the Seller of the transactions contemplated hereby and thereby do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by, or filing with, any Governmental Authority or any other Person, except for (a) the filing of UCC financing statements, (b) the notice to the Licensee contained in the Licensee Instruction, (c) the Licensee Consent, (d) the Second Amendment and (e) applicable filings with the SEC.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 3.6     No Litigation. There is no action, suit, arbitration proceeding, claim, demand, citation, summons, subpoena, inquiry, investigation or other proceeding (whether civil, criminal, administrative, regulatory, investigative or informal) pending or, to the Knowledge of the Seller, threatened by or against the Seller or any of its Affiliates, or, to the Knowledge of the Seller, pending or threatened by or against the Licensee, any Licensee Affiliate or any Sublicensee, relating to or affecting the Purchased Assets (including under the License Agreement) or the Purchased Interest, at law or in equity, in each case, that would reasonably be expected to result in a Material Adverse Effect.

Section 3.7     Solvency. Immediately after giving effect to the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds therefrom, (a) the Seller will be able to realize upon its assets and pay its debts, liabilities and other obligations, including contingent obligations, as they mature, (b) the Seller will not have unreasonably small capital with which to engage in its business, as now conducted and as proposed to be conducted following the Closing Date, (c) the Seller does not have any present plans or intentions to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities, including contingent liabilities, as they become absolute and matured, (d) the Seller will not have existing debts that cannot be paid from the present saleable value of its property, and (e) the Seller will not be or have become insolvent within the meaning of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights or by equitable principles and will not have become subject to any Bankruptcy Event. For purposes of this Section 3.7, the amount of all contingent obligations at any time shall be computed as the amount that, in light of all facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

Section 3.8     Tax Matters. To the extent a breach or inaccuracy of any of the following could result in a liability of the Purchaser to any Person, whether as a result of Applicable Law, contract, or otherwise:

(a)     The Seller has timely filed (or caused to be timely filed) all material Tax Returns required by Applicable Law to have been filed by it and has paid or remitted all Taxes required to be paid by it when the same have become due. All Tax Returns filed by the Seller (or on its behalf) have been true, correct and complete. There is no outstanding or threatened action, claim or other examination or proceeding with respect to Taxes of the Seller or its assets (including with respect to the Royalties). There are no Taxes of the Seller that form or could form the basis for a Lien on any of its assets (including the Purchased Assets), except any such Taxes that are not yet due or delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

(b)     Seller is not a party to any Tax sharing, Tax indemnity or Tax allocation agreement or any other express or implied agreement to indemnify any other Person for Taxes that would, in any manner, bind, obligate or restrict Purchaser.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 3.9     No Brokers’ Fees. The Seller has not taken any action that would entitle any person or entity other than Credit Suisse Securities (USA) LLC, whose fees will be paid by AcelRx, to any commission or broker’s fee in connection with the transactions contemplated by this SPSA and any other Transaction Document.

Section 3.10     Compliance with Laws. The Seller (a) has not violated, is not in violation of, has not been given notice of any violation of, and, to the Knowledge of the Seller, is not under investigation with respect to nor has been threatened to be charged with, any violation of, any Applicable Law or any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority or (b) is not subject to any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority, in each case with respect to clause (a) and (b) above, that would reasonably be expected to result in a Material Adverse Effect. The Seller is in compliance with the requirements of all Applicable Laws, a breach of any of which would reasonably be expected to result in a Material Adverse Effect.

Section 3.11     UCC Matters. The Seller’s exact legal name is “ARPI LLC.” The Seller’s principal place of business is located in the State of Delaware. The Seller’s jurisdiction of organization is the State of Delaware. The Seller has not been the subject of any merger or other corporate or other reorganization in which its identity or status was materially changed, except in each case where it was the surviving or resulting Person.

Section 3.12     Margin Stock; Investment Company.(a)      (a) The Seller is not engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no portion of the Purchase Price shall be used by the Seller for a purpose that violates Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time

(b)     The Seller is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended, including the rules and regulations thereunder (the “Investment Company Act”).

Section 3.13     Related Agreements. Other than the Transaction Documents, the Licensee Consent, the License Agreement, the Confidentiality Agreement, the Manufacture and Supply Agreement, the agreements identified on Exhibit 1.83 to the License Agreement, and, taking into account the release of the Liens relating to the Hercules Agreement that the Seller represents and warrants shall occur concurrently with the Closing, and solely with respect to clause (ii) below, the Hercules Agreement, there is no contract, agreement or other arrangement to which the Seller is a party or by which its assets or properties is bound or committed (i) that creates a Lien on, affects or otherwise relates to the Purchased Assets or the License Agreement, or (ii) for which breach, nonperformance, termination, cancellation or failure to renew would reasonably be expected to result in a Material Adverse Effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 3.14     Operations of Seller. The Seller was formed on September 1, 2015 for the sole purpose of acquiring the Purchased Assets as contemplated by the PSA, selling the Purchased Interest to the Purchaser as contemplated hereby and otherwise entering into and performing its obligations under the Transaction Documents. The Seller has not been and is not engaged in any business unrelated to effecting the transactions contemplated by the Transaction Documents (including Section 5.10 of this SPSA). The sole assets of the Seller that it has owned or will own consist exclusively of the Purchased Assets and any rights arising under the Transaction Documents and any ancillary agreements entered into in order to perform its obligations under the Transaction Documents. Since the date of the Seller’s formation, the Seller has not incurred any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person, except as required to execute and deliver the Transaction Documents and to consummate the transactions contemplated thereby. The Seller has no obligations or liabilities, except those incurred in connection with, and pursuant to the Transaction Documents and the transactions contemplated thereby and any ancillary agreements entered into in order to perform its obligations under the Transaction Documents.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Seller, as of the date hereof, as follows:

Section 4.1     Organization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

Section 4.2     No Conflicts. The execution and delivery by the Purchaser of any of the Transaction Documents to which the Purchaser is party, the performance by the Purchaser of its obligations hereunder or thereunder or the consummation by the Purchaser of the transactions contemplated hereby or thereby will not (i) contravene, conflict with or violate any term or provision of any of the organizational documents of the Purchaser, (ii) contravene, conflict with or violate, or give any Governmental Authority or other Person the right to exercise any remedy or obtain any relief under, in any material respect, any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which the Purchaser or any of its assets or properties may be subject or bound or (iii) except as would not reasonably be expected to prevent or materially delay the consummation of the Closing, result in a breach or violation of, constitute a default (with or without notice or lapse of time, or both) under, or give any Person any right to exercise any remedy, or accelerate the maturity or performance of, in any material respect, any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which the Purchaser is a party or by which the Purchaser or any of its assets or properties is bound or committed.

Section 4.3     Authorization. The Purchaser has all necessary corporate power and authority to execute and deliver the Transaction Documents to which the Purchaser is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Transaction Documents to which the Purchaser is party and the performance by the Purchaser of its obligations hereunder and thereunder have been duly authorized by the Purchaser. Each of the Transaction Documents to which the Purchaser is party has been duly executed and delivered by the Purchaser. Each of the Transaction Documents to which the Purchaser is party constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 4.4     Governmental and Third Party Authorizations. The execution and delivery by the Purchaser of the Transaction Documents to which the Purchaser is party, the performance by the Purchaser of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by, or filing with, any Governmental Authority or any other Person, except for the filing of UCC financing statements, the notice to the Licensee contained in the Licensee Instruction, such filings as shall have been made prior to the date hereof and such filings required to be made after the date hereof under applicable federal and state securities laws, such as applicable state blue sky filings.

Section 4.5     No Litigation. There is no (a) action, suit, arbitration proceeding, claim, demand, citation, summons, subpoena, investigation or other proceeding (whether civil, criminal, administrative, regulatory, investigative or informal) pending or, to the knowledge of the Purchaser, threatened by or against the Purchaser, at law or in equity, or (b) inquiry or investigation (whether civil, criminal, administrative, regulatory, investigative or informal) by or before a Governmental Authority pending or, to the knowledge of the Purchaser, threatened against the Purchaser, that, in any case challenges or seeks to prevent or delay the consummation of any of the transactions contemplated by any of the Transaction Documents.

Section 4.6     Seller Retained Rights.(a)      The Purchaser acknowledges that AcelRx and its Affiliates are retaining material rights with respect to the Purchased Assets and in respect of the License Agreement (including, without limitation, the Licensor Retained Amounts) and that AcelRx and its Affiliates may continue to have in the future, contractual and other relationships with the Licensee and its Affiliates, under the License Agreement and other agreements, and may also have and enter into future contractual and other relationships with Persons other than the Licensee and its Affiliates with respect to such retained rights, subject in all respect to the terms of the Transaction Documents. AcelRx and its Affiliates (excluding the Seller) shall not be prevented by any conflict of interest arising in connection with such retained rights or other relationships or agreements from exercising their respective rights under the Transaction Documents or the License Agreement (subject in all respect to the terms of the Transaction Documents), and the Purchaser acknowledges and agrees that AcelRx and its Affiliates hereby expressly disclaim any fiduciary duty towards the Purchaser and/or its Affiliates under the Transaction Documents or any other agreement relating to the matters pertaining thereto.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE V

COVENANTS

The Parties covenant and agree as follows:

Section 5.1     Books and Records; Notices. (a) The Seller shall keep and maintain, or cause to be kept and maintained, at all times, full and accurate books and records adequate to reflect accurately all Royalties and related financial information received.

(a)     Promptly (but in no event more than five (5) Business Days) after receipt by the Seller thereof, the Seller (or the Servicer on its behalf) shall provide to the Purchaser copies of any written correspondence or other materials received from the Licensor pursuant to Section 5.1 of the PSA and copies or summaries of any other correspondence or other materials provided to the Seller by AcelRx or the Servicer under the PSA or the Servicing Agreement if not otherwise furnished contemporaneously to the Purchaser (including, without limitation, any information provided to the Seller pursuant to or in connection with compliance by AcelRx under Article V of the PSA).

(b)     The Seller shall not willfully take any action to become subject to a Bankruptcy Event (including supporting any other Person’s efforts to initiate or otherwise precipitate a Bankruptcy Event) and the Seller shall provide the Purchaser with written notice as promptly as practicable (and in any event within five (5) Business Days) after obtaining Knowledge of the occurrence of any Bankruptcy Event in respect of the Seller.

(c)     The Seller shall notify the Purchaser in writing not less than thirty (30) days prior to any change in, or amendment or alteration of, the Seller’s (i) legal name, (ii) form or type of organizational structure or (iii) jurisdiction of organization; provided, that, if any change in the Seller’s name, identity, legal entity type or jurisdiction of organization would make any financing or continuation statement or notice of lien filed in connection with this SPSA seriously misleading within the meaning of applicable provisions of the UCC, the Seller hereby authorizes the Purchaser to file such amendments as may be required to preserve and protect the Purchaser’s title and interest in and to the Purchased Interest and proceeds thereof and the collateral, if any, related thereto; it is understood that, during the term of this SPSA, each of AcelRx and the Seller shall maintain their jurisdictions of organization in the United States.

(d)     The Seller shall provide the Purchaser with written notice as promptly as practicable (and in any event within five (5) Business Days) after obtaining Actual Knowledge of the occurrence of any breach or default by the Seller or AcelRx of any covenant, agreement or other obligation of the Seller or AcelRx (including in its role as Servicer), under this SPSA or any other Transaction Documents.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 5.2     Confidentiality; Public Announcement. (a) Except as expressly authorized in this SPSA or except with the prior written consent of Seller, the Purchaser hereby agrees that (i) it will use the Confidential Information solely for the purpose of the transactions contemplated by this SPSA and the other Transaction Documents and as necessary in exercising its rights and remedies and performing its obligations hereunder and thereunder; (ii) it will keep confidential the Confidential Information; (iii) it will not furnish or disclose to any Person any Confidential Information; and (iv) it shall take the same commercially reasonable steps to protect the Confidential Information as it takes to protect its own proprietary and confidential information. Notwithstanding anything to the contrary set forth in this SPSA, the Parties acknowledge and agree that Confidential Information shall not include any information to the extent it can be established by competent written records (A) is, at the time of disclosure, or thereafter becomes, a part of the public domain or publicly known or available, other than through any act or omission of the Purchaser in breach of its obligations under this Section 5.2, (B) was known to the Purchaser, other than under an obligation of confidentiality, at the time of disclosure to the Purchaser, (C) is, at the time of disclosure, or thereafter becomes, known to the Purchaser from a source other than the Seller or any of the Seller’s Affiliates that had a lawful right to disclose such information to others and who, to the best knowledge of the Purchaser, did not directly or indirectly receive such information from the Seller or any of the Seller’s Affiliates under an obligation of confidentiality, or (D) was independently developed by the Purchaser without use or reference to any Confidential Information or proprietary information or materials of the Seller or any of the Seller’s Affiliates.

(b)     Notwithstanding anything to the contrary set forth in this SPSA, the Purchaser may, without the consent of Seller, (i) furnish or disclose the Confidential Information to the Purchaser’s Representatives who have been informed of the confidential nature of such information and who are subject to confidentiality obligations at least as stringent as this Section 5.2 or (ii) furnish or disclose the Specified Confidential Information to any potential or actual purchaser, transferee or assignee (and their respective directors, officers, employees, agents, attorneys, accountants, and other advisors and representatives (collectively, the “Representatives”)) of all or any portion of the Purchased Interest to whom the Purchaser is entitled to sell, transfer or assign the Purchased Interest (or portion thereof) under Section 9.4 of this SPSA, in each case in connection with such sale, transfer or assignment, provided that such potential or actual purchaser, transferee or assignee (and their respective Representatives) shall be informed of the confidential nature of such information and such potential or actual purchaser, transferee or assignee shall have agreed in writing to be bound by confidentiality provisions at least as stringent as this Section 5.2. Each Party hereby acknowledges that the United States federal and state securities laws prohibit any Person that has material, non-public information about a company from purchasing or selling securities of such a company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

(c)     In the event that the Purchaser, its Affiliates or their respective Representatives are required, in the opinion of its counsel, by Applicable Law or legal or judicial process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to furnish or disclose any portion of the Confidential Information, the Purchaser shall, except where impracticable, provide the Seller, as promptly as practicable, with written notice of the existence of, and terms and circumstances relating to, such requirement, and the Purchaser shall, at the sole cost and expense of the Seller, use efforts to secure confidential treatment of such Confidential Information at least as diligent as the Purchaser would use to perfect its own confidential information, but in no event less than reasonable efforts; provided that any Confidential Information so disclosed shall still be subject to the restrictions on use set forth in this Section 5.2 and, in any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information in these circumstances; provided, further, that, for the avoidance of doubt, this Section 5.2(c) shall not apply to any disclosures or furnishings of Confidential Information (or any portion thereof) related to or arising from the disclosure requirements of the SEC, the NASDAQ stock market or any other stock exchange on which securities issued by a Party or its Affiliates are traded and such disclosures or furnishings shall be made in accordance with the second sentence of Section 5.2(e) (except with respect to the filing of this SPSA). Any disclosure of Confidential Information by the Purchaser in compliance with the provisions of this Section 5.2(c) shall not be a breach of the Purchaser’s obligations under Section 5.2(a).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)     As soon as reasonably practicable following the Closing Date, the Parties shall issue a mutually agreed to press release substantially in the applicable form attached hereto as Exhibit D. Except as required by Applicable Law (including disclosure requirements of the SEC, the NASDAQ stock market or any other stock exchange on which securities issued by a Party or its Affiliates are traded), neither Party shall make any other public announcement concerning this SPSA or the subject matter hereof without the prior written consent of the other, which shall not be unreasonably withheld or delayed; provided that it shall not be unreasonable for the Seller to withhold consent with respect to any public announcement containing any of the Confidential Information. In the event of a required public announcement, to the extent practicable under the circumstances, the Party making such announcement shall provide the other Party with a copy of the proposed text of such announcement sufficiently in advance of the scheduled release to afford such other Party a reasonable opportunity to review and comment upon the proposed text.

(e)     The Parties shall coordinate in advance with each other in connection with the filing of this SPSA (including redaction of certain provisions of this SPSA) with the SEC, the NASDAQ stock market or any other stock exchange or Governmental Authority on which securities issued by a Party or its Affiliate are traded, and each Party shall use reasonable efforts to seek confidential treatment for the terms of this SPSA proposed to be redacted, if any; provided that each Party shall ultimately retain control over what information to disclose to the SEC, the NASDAQ stock exchange or any other stock exchange or Governmental Authority, as the case may be, and provided further that the Parties shall use their reasonable efforts to file (or cause their respective Affiliates to file) redacted versions with any Governmental Authorities which are consistent with redacted versions previously filed with any other Governmental Authorities. Other than such obligation, neither Party (nor its Affiliates) shall be obligated to consult with or obtain approval from the other Party with respect to any filings to the SEC, the NASDAQ stock market or any other stock exchange or Governmental Authority. For clarity, once a public announcement or other disclosure is made by a Party or one of its Affiliates in accordance with Section 5.2(d) or Section 5.2(e), then no further consent or compliance with Section 5.2(d) or Section 5.2(e) shall be required for any substantially similar disclosure thereafter.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f)     The Parties acknowledge and agree that the Confidentiality Agreement shall remain in full force and effect with respect to all Pre-Closing Confidential Information exchanged between the Parties and/or their Affiliates prior to Closing and that, from and after the Closing, this Section 5.2 shall control with respect to Confidential Information provided under this SPSA and the Parties’ respective confidentiality-related rights and obligations with respect to such Confidential Information. The Parties also acknowledge and agree that the Purchaser shall not be permitted to furnish or disclose Pre-Closing Confidential Information to any potential or actual purchaser, transferee or assignee (and their respective Representatives) of all or any portion of the Purchased Interest to whom the Purchaser is otherwise entitled to sell, transfer or assign the Purchased Interest (or portion thereof) under Section 9.4 of this SPSA unless such potential or actual purchaser, transferee or assignee executes a confidentiality agreement with AcelRx containing provisions substantially similar to the Confidentiality Agreement and that is consistent, in AcelRx’s reasonable discretion (not to be unreasonably withheld, conditioned or delayed), with AcelRx’s confidentiality obligations under the License Agreement. Any disclosure of Confidential Information by the Purchaser in compliance with the provisions of this Section 5.2 shall not be a breach of the Purchaser’s obligations under the Confidentiality Agreement.

(g)     Notwithstanding anything to the contrary in this SPSA, the Parties (and each of their respective employees, representatives or other agents) may disclose to any and all Persons, without limitation of any kind, the U.S. federal, state and local income tax treatment of the transactions contemplated by this SPSA and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal, state, and local tax treatment and that may be relevant to understanding such U.S. federal, state, and local tax treatment.

Section 5.3     Further Assurances. (a) Subject to the terms and conditions of this SPSA, each Party shall execute and deliver such other documents, certificates, instruments, agreements and other writings, take such other actions and perform such additional acts under Applicable Law as may be reasonably requested by the other Party to consummate and implement expeditiously the transactions contemplated by, and to carry out the purposes and intent of the provisions of, this SPSA and the other Transaction Documents, including to (i) perfect the sale, assignment, transfer, conveyance, grant and contribution of the Purchased Interest to the Purchaser pursuant to this SPSA, (ii) perfect, protect, more fully evidence, vest and maintain in the Purchaser good, valid and marketable rights and interests in and to the Purchased Interest free and clear of all Liens (other than Permitted Liens), (iii) create, evidence and perfect the Purchaser’s back-up security interest granted pursuant to Section 2.1(d) and (iv) enable the Purchaser to exercise or enforce any of the Purchaser’s rights under any Transaction Document to which the Purchaser is party. Without limiting the foregoing, the Seller agrees to cooperate as reasonably requested by the Purchaser in connection with the exercise by the Purchaser of its rights pursuant to Sections 2.1(a)(v) and (vi), subject to the terms, conditions and limitations of the PSA, the Servicing Agreement and this SPSA and reimbursement of the expenses of the Seller, in accordance with the PSA, the Servicing Agreement and this SPSA, in connection therewith to the extent not reimbursed by AcelRx.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a)     The Seller and the Purchaser shall cooperate and provide assistance as reasonably requested by the other Party, at the expense of such other Party (except as otherwise set forth herein), in connection with any litigation, arbitration, investigation or other proceeding (whether threatened, existing, initiated or contemplated prior to, on or after the Closing Date) to which the other Party, any of its Affiliates or controlling persons or any of their respective officers, directors, managers, agents, equityholders, employees or controlling persons is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interest, in each case relating to any Transaction Document, the transactions contemplated hereby or thereby or the Purchased Interest, but in all cases excluding any litigation brought by the Seller (for itself or on behalf of any Seller Indemnified Party) against the Purchaser or brought by the Purchaser (for itself or on behalf of any Purchaser Indemnified Party) against the Seller.

(b)     The Seller shall comply with all Applicable Laws with respect to the Transaction Documents and the Purchased Interest, except where compliance therewith (and only so long as such compliance) is being contested by the Seller in good faith by appropriate proceedings and except where any non-compliance would not reasonably be expected to result in a Material Adverse Effect.

(c)     The Seller shall not enter into any contract, agreement or other legally binding arrangement (whether written or oral), or grant any right to any other Person, other than ministerial items in connection with the maintenance of the Seller’s corporate existence and otherwise in compliance with Sections 5.9 and 5.10 of this SPSA and any ancillary agreements entered into in order to perform its obligations under the Transaction Documents.

(d)     The Seller shall not, without the prior written consent of the Purchaser (which consent shall not be unreasonably withheld, delayed, or conditioned), consent to any amendment, modification, supplement, restatement, waiver, cancellation or termination, in whole or in part, of any provision of or right under (i) the License Agreement, other than any provision relating solely to Manufacturing Matters, where any such amendment, modification, supplement, restatement, waiver, cancellation or termination would reasonably be expected to result in a Material Adverse Effect or (ii) the PSA.

(e)     The Seller shall consult with the Purchaser prior to taking any action to exercise any of its rights against AcelRx under the PSA and shall promptly after obtaining Actual Knowledge thereof provide notice to the Purchaser of any and all facts that would give rise to the Seller having the right to exercise any rights or remedies against AcelRx, and the Seller shall diligently enforce any of its remedies against AcelRx under the PSA. The Seller shall promptly (and in no event more than ten (10) Business Days after receiving the applicable written request from the Purchaser) exercise any of its rights against AcelRx under the PSA or enforce any of its remedies against AcelRx under the PSA following the Purchaser’s request to do so. For purposes of this SPSA, a “PSA Triggering Event” means (i) any failure of the Seller to comply with either of the covenants set forth in the two immediately preceding sentences or (ii) any failure of the Seller to use commercially reasonable efforts in exercising and enforcing its rights and remedies when requested to do so in accordance with the immediately preceding sentence. The Parties acknowledge and agree that a PSA Triggering Event constitutes a material breach of this SPSA by the Seller.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f)     The Seller shall not, directly or indirectly, permit the transfer (including by way of any derivative arrangement) of any of its Capital Securities to any Person that is not a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act including the rules and regulations thereunder and otherwise in accordance with the provisions of this SPSA (unless such transfer does not otherwise cause the Seller to become subject to the registration requirements of the Investment Company Act and prior to effecting such transfer the Seller provides an opinion of counsel addressed to the Purchaser and in a form satisfactory to the Purchaser to that effect).

Section 5.4     Payments on Account of the Purchased Assets.(a)      (a) If, notwithstanding the terms of the Licensee Instruction, the Licensee, any Sublicensee or any other Person makes any future payment to the Seller or any of its Affiliates in respect of the Payment Rights (which, for purposes of clarity, shall not include any payments made to the Company Collection Account), then (i) the portion of such payment that represents the Payment Rights payable to the Purchaser shall be held by the Seller (or such Affiliate) in trust for the benefit of the Purchaser in a segregated account, (ii) the Seller (or such Affiliate) shall have no right, title or interest whatsoever in such portion of such payment and shall not create or suffer to exist any Lien thereon and (iii) the Seller (or such Affiliate) promptly, and in any event no later than two (2) Business Days following the receipt by the Seller (or such Affiliate) of such portion of such payment, shall remit by wire transfer of immediately available funds such portion of such payment to the Purchaser Account in the exact amount received with all necessary endorsements (if applicable).

(b)     If the Licensee, any Sublicensee or any other Person takes any Set-off based on any obligation or amount owing by the Seller or any of its Affiliates that does not constitute a Permitted Set-off hereunder and has the effect of reducing amounts required to be paid by the Licensee in respect of the Royalties, then the Seller promptly, and, in any event no later than two (2) Business Days after the Seller acquires Knowledge of such Set-off, shall remit by wire transfer of immediately available funds an amount equal to 75% of such Set-off to the Company Collection Account (which amount, the Parties acknowledge and agree, shall not be considered Licensor Retained Amounts for any purpose). Any payments made by the Seller pursuant to this Section 5.4(b) shall reduce on a dollar-for-dollar basis any amounts that would otherwise be payable under Section 5.4(b) of the PSA by AcelRx for the same Set-off. The Parties acknowledge and agree that, to the extent the Seller has made any payments to the Company Collection Account for any Set-off based on the first sentence of this paragraph (b) and all or any portion of the amount so paid is subsequently paid by or on behalf of Licensee (including through recovery on any judgment or from insurance) to any of the Company Collection Account, the Seller, the Purchaser or AcelRx in payment of all or such portion of such previously Set-off amount, such amount so paid by or on behalf of Licensee (or received through such recovery or insurance) shall for all purposes be considered Licensor Retained Amounts.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     The Seller shall promptly, and in any event no later than two (2) Business Days following the receipt by the Seller (or such Affiliate) of such amounts, make all payments required to be made by it to the Purchaser pursuant to this SPSA by wire transfer of immediately available funds, to the account set forth on Exhibit C (or to such other account as the Purchaser shall notify the Seller in writing from time to time) (the “Purchaser Account”). Any payments made by Seller to Purchaser under this SPSA shall be made free and clear of and without deduction or withholding for any Taxes, except as required by Applicable Law. If Seller is required by Applicable Law to deduct or withhold any Tax from any sums payable to Purchaser, then (i) the Seller shall make such deductions or withholdings and pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law and provide the Purchaser with written evidence that such payment was made; (ii) such deducted or withheld amounts shall be treated as if paid by the Seller to Purchaser under this SPSA and the Seller shall not be required to pay additional amounts in respect of such deducted or withheld Taxes to the Purchaser other than solely with respect to any deductions or withholdings on account of Covered Taxes, and (iii) solely with respect to any deductions or withholdings on account of Covered Taxes, the sum payable by the Seller to the Purchaser shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 5.4(c)) the Purchaser receives an amount equal to the sum it would have received had no such deductions or withholdings been made.

(d)     If the Purchaser shall receive any payment in respect of Royalties, or interest on late payments thereof, in excess of the portion that the Purchaser is to receive under Section 2.1(a), or after the Purchaser has received the Capped Payment Amount and any interest on any late payments of Royalties Interest due to the Purchaser, or the Purchaser shall receive any payment in respect of the Excluded Payments or the Licensor Retained Amounts, then (i) such payment shall be held by the Purchaser in trust for the benefit of the Seller in a segregated account, (ii) the Purchaser shall have no right, title or interest whatsoever in such payment and shall not create or suffer to exist any Lien thereon and (iii) the Purchaser promptly, and in any event no later than three (3) Business Days following the receipt by the Purchaser of such payment, shall remit such payment to the Seller Account pursuant to Section 5.4(e) in the exact amount received as adjusted (if required) pursuant to Section 5.4(e) with all necessary endorsements.

(e)     The Purchaser shall make all payments required to be made by it to the Seller pursuant to this SPSA by wire transfer of immediately available funds in United States dollars, to the account set forth on Exhibit D (or to such other account as the Seller shall notify the Purchaser in writing from time to time) (the “Seller Account”). Any payments made by Purchaser to Seller under this SPSA shall be made free and clear of and without deduction or withholding for any Taxes, except as required by Applicable Law. If Purchaser is required by Applicable Law to deduct or withhold any Tax from any sums payable to Seller, then (i) the Purchaser shall make such deductions or withholdings and pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law and provide the Seller with written evidence that such payment was made, (ii) such deducted or withheld amounts shall be treated as if paid by the Purchaser to the Seller under this SPSA, and the Purchaser shall not be required to pay additional amounts in respect of such deducted or withheld Taxes to the Seller other than solely with respect to any deductions or withholdings on account of Covered Taxes (provided, that, for purposes of this Section 5.4(e), all references to AcelRx or the Seller in clauses (i) through (iii) of the definition of Covered Taxes shall instead be deemed to be references to the Purchaser), and (iii) solely with respect to any deductions or withholdings on account of Covered Taxes, the sum payable by the Purchaser to the Seller shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 5.4(e)) the Seller receives an amount equal to the sum it would have received had no such deductions or withholdings been made.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 5.5     License Agreement and PSA. (a) The Seller (i)  shall not, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, delayed, or conditioned, forgive, release or compromise any Royalties payable by the Licensee under the License Agreement, (ii) shall not enter into any new contract, agreement or legally binding arrangement in respect of the Purchased Interest (other than in connection with the non-exclusive rights to certain of the Purchased Interest that it retains under Sections 2.1(a)(ii) and (iii)) without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, delayed, or conditioned, and (iii) shall not agree to do any of the foregoing. The Seller shall promptly (and in any case within five (5) Business Days) deliver to the Purchaser copies of all fully-executed or definitive writings related to the matters set forth in clauses (i), (ii) and (iii) of the immediately preceding sentence except to the extent such writing is related solely to Manufacturing Information or Manufacturing Matters and does not relate to any claims of the Licensee or any liability of the Seller under Article 9 of the Manufacture and Supply Agreement by way of its reference to Section 12.5 of the License Agreement.

(a)     Except as otherwise expressly set forth in this ARTICLE V, the Seller shall not, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, delayed, or conditioned, grant or withhold any consent, exercise or waive any right or option, fail to exercise any right or option or deliver to the Licensee or AcelRx, as applicable, any notice under, in respect of, affecting or relating to the Purchased Interest, the Purchased Assets, the AcelRx Patents, any Joint Patents, the Licensed Product, the License Agreement or the PSA (and excluding from such prohibition any Manufacturing Matters), except in each case where doing so would not reasonably be expected to result in a Material Adverse Effect. The Seller shall promptly (and in any case within five (5) Business Days) deliver to the Purchaser copies of all fully-executed or definitive writings related to the matters set forth in the immediately preceding sentence where the Purchaser’s prior written consent is required.

(b)     Promptly (and in any case within five (5) Business Days) after receiving notice from AcelRx alleging any breach of or default under the License Agreement by AcelRx or the Licensee or the PSA by AcelRx or the Seller or asserting the existence of any facts, circumstances or events that, alone or together with other facts, circumstances or events, would reasonably be expected (with or without the giving of notice or passage of time, or both) to give rise to a breach of or default under the License Agreement by AcelRx or the Licensee or the PSA by AcelRx or the Seller, or any other correspondence relating to the foregoing, the Seller shall, to the extent not prohibited by obligations of confidentiality contained in the License Agreement, provide a copy thereof or give written notice in reasonable detail thereof to the Purchaser. In the event that the Seller proposes to exercise any right under the PSA relating to an attempt to cure a default by AcelRx under the License Agreement or the PSA, the Seller shall provide prompt written notice thereof to the Purchaser and the Purchaser shall cooperate with the Seller in its effort to cure or cause AcelRx to cure any such breach or default. At its sole election, the Purchaser shall have the right to instruct the Seller to exercise any and all of the Seller’s rights under the PSA relating to an attempt to cure a default by AcelRx under the License Agreement or the PSA and, upon delivery of such instruction by the Purchaser, the Seller shall use commercially reasonable efforts to exercise such rights as so instructed.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     In the event any breach or default with respect to Payment Rights shall occur and the Seller has Knowledge thereof, the Seller shall promptly request (but in any event within five (5) Business Days) AcelRx, in its capacity as Servicer, to take commercially reasonable actions as are permissible under the License Agreement and Applicable Law to enforce the Payment Rights on behalf of the Purchaser in accordance with the requirements of the Servicing Agreement. In the event that the Seller fails to promptly (and in any event within five (5) Business Days) request AcelRx take such actions referenced in the preceding sentence, the Purchaser shall have the right to instruct AcelRx directly to, in its capacity as Servicer, take such actions for the purpose of enforcing such Payment Rights on behalf of the Purchaser in accordance with the requirements of the Servicing Agreement. Notwithstanding the foregoing, the Purchaser acknowledges and agrees that it shall have no right to enforce such Payment Rights directly on its own behalf, shall not bring any action, suit or proceeding for such enforcement against the Licensee, and shall rely exclusively on the Servicer under the Servicing Agreement for such enforcement in accordance with the terms of the Servicing Agreement. Without limiting the foregoing, neither the Seller nor the Purchaser shall have any claims or rights (i) to seek to cause or enforce performance under the License Agreement by the Licensee, including but not limited to any action, suit or proceeding alleging any failure by the Licensee to use the level of effort required by the License Agreement in the performance of the Licensee’s obligations thereunder or (ii) to seek payment of any amounts due from or to any party under the License Agreement or the Manufacture and Supply Agreement, other than amounts constituting Payment Rights, and in that case only in accordance with the Servicing Agreement. It is acknowledged and agreed that the Licensee is entitled to certain Set-offs and to take Royalty Reductions against, under and in accordance with the License Agreement and the Manufacture and Supply Agreement, with respect to payments due to the Licensor and its direct and indirect assignees (including the Seller under the PSA and the Purchaser under this SPSA) as and to the same extent as the Licensee would be entitled to Set-off and take Royalty Reductions against such payments thereunder prior to giving effect to any assignment (including the transactions contemplated by the PSA and this SPSA), including but not limited to any Set-off or Royalty Reduction to which the Licensee may be entitled thereunder in the case of any failure or delay in the supply of Licensed Product by the Licensor or its Affiliates.

(d)     The Purchaser hereby acknowledges and agrees to the terms of the Licensee Consent, for the benefit of the Seller and of the Licensor, as a third party beneficiary of this Section 5.5(e).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 5.6     Termination of the License Agreement; New Arrangement. (a) Without limiting the provisions of Section 5.5 or any other rights or remedies the Purchaser may have under this SPSA, if the Licensee terminates or provides written notice of termination of the License Agreement or the License Agreement otherwise terminates (whether with respect to the Territory as a whole or with respect to any of France, Germany, Italy, Spain or the United Kingdom), in any case during the Royalty Term and before the Purchaser has received the Capped Payment Amount, and a New Arrangement is effected by the Seller or its Affiliates, then the Purchaser shall have the correlative rights under and in respect of the New Arrangement as it has hereunder with respect to the Purchased Interest (and, if such termination is only in part in respect of the Licensed Product in any of France, Germany, Italy, Spain or the United Kingdom (and not the Territory as a whole), with respect to such portion of the Purchased Interest as is derived from such portion of Net Sales in such country).

(a)     Should the Purchaser identify any potential New Arrangement in the circumstances described above during the Royalty Term and before the Purchaser has received the Capped Payment Amount and while AcelRx remains obligated to use its commercially reasonable efforts to negotiate a New Arrangement under Section 5.6(a) of the PSA, the Seller agrees to consider and negotiate in good faith with respect to a new license agreement effecting such New Arrangement that satisfies the requirements for a New Arrangement provided for in the PSA promptly upon the written request of the Purchaser.

Section 5.7     Audits. (a) The Seller shall not, without the prior written consent of the Purchaser, and the Seller shall, upon the written request of the Purchaser, exercise the audit rights that are available under Section 8.5 of the License Agreement in accordance with Section 5.7 of the PSA. The Seller and the Purchaser agree that all of the expenses of any audit carried out at the request of the Purchaser pursuant to this Section 5.7(a) that would otherwise be borne by the Seller pursuant to the PSA shall instead be borne by the Purchaser and reimbursed to the Seller promptly on demand, together with the Seller’s out-of-pocket costs and expenses incurred in connection with such audit. The Seller shall furnish to the Purchaser any audit report prepared in connection with such audit, provided that any information regarding Manufacturing Matters or Manufacturing Information that does not relate to any claims of the Licensee or any liability of AcelRx under Article 9 of the Manufacture and Supply Agreement by way of its reference to Section 12.5 of the License Agreement may be omitted from such report by the auditor or may be redacted by the Seller prior to providing such report to the Purchaser. Upon receipt of the Capped Payment Amount, the Purchaser shall cease to have rights under this Section 5.7 to cause the Seller to effect an audit, provided that the Purchaser shall be entitled to receive a copy of any audit report covering Payment Rights during the annual period in which the Capped Payment Amount is received.

(a)     In the event that an audit conducted pursuant to Section 5.7(a) uncovers that the amounts actually paid to the Purchaser for any period in respect of the Purchased Interest was less than the amounts that should have been paid to the Purchaser for such period in respect of the Purchased Interest, the Seller shall promptly pay to the Purchaser the relevant portion of any amount it receives through the efforts of the Servicer to pursue collection of such underpayment (which may include interest on such amount and reimbursement, for the expenses of such audit received, from the Licensee), to the extent not paid directly to the Purchaser by the Licensee or the Servicer.

Section 5.8     Tax Matters.

(a)     The transfer of the Purchased Interest pursuant to Section 2.1(a) of this SPSA shall be treated as a true sale of such Purchased Interest for Tax purposes.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)     The Seller and Purchaser shall each be liable for, and shall pay when due, [*] of any Transfer Taxes payable by reason of the transfer of the Purchased Assets under the PSA and the transfer of the Purchased Interest under this SPSA and shall file all necessary returns, reports or other filings with respect to all such Transfer Taxes.

(c)     At Purchaser’s reasonable expense, (i) Seller will use commercially reasonable efforts (including upon Purchaser’s reasonable request) to file any Tax form or other documentation required to be filed by Seller or AcelRx under Applicable Law in effect as of the date hereof that would enable Purchaser to receive payments under this SPSA and the License Agreement free from, or at a reduced rate of, withholding Tax or other Taxes that would result in a reduction of Royalties, and (ii) Seller will use commercially reasonable efforts to file any other Tax form or other documentation required to be filed by Seller or AcelRx under Applicable Law that is not in existence as of the date hereof that would enable Purchaser to receive payments under this SPSA and the License Agreement free from, or at a reduced rate of, withholding Tax or other Taxes that would result in a reduction to the definition of “Royalties” unless, in Seller’s reasonable judgment, the completion, execution or submission of such Tax form or documentation would materially prejudice the legal or commercial position of Seller.

(d)     Seller will promptly notify Purchaser in the event that it has Actual Knowledge of any withholding or other Taxes that may constitute a reduction of Royalties pursuant to the proviso in clause (c) of the definition of “Royalties” and will consult with Purchaser in good faith in determining whether such Taxes are owed.

(e)     Seller and Purchaser will each use commercially reasonable efforts, at the request and expense of the other Party, to cooperate with each other to minimize any Taxes imposed on or with respect to the Royalties or otherwise incurred with respect to the transactions undertaken pursuant to the Transaction Documents. Upon the reasonable request of a Party, the other Party will, at the requesting Party’s expense, use commercially reasonable efforts to obtain a refund of any non-de minimus amount that the Parties agree (in their reasonable discretion) is attributable to a payment made pursuant to this Agreement and with respect to which a non-de minimus refundable payment is likely to be available from the applicable Tax authority to which a Tax payment was made.

Section 5.9     Separateness Obligations. The Seller shall maintain its existence separate and distinct from any other Person, including taking the following actions, as appropriate:

(a)     maintaining in full effect its existence, rights and franchises as a Delaware limited liability company and obtaining and preserving its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this SPSA and each other instrument or agreement necessary or appropriate to properly administer this SPSA and permit and effectuate the transactions contemplated hereby and thereby;

(b)     maintaining its own deposit accounts, separate from those of AcelRx, any of its directors or officers and their respective Affiliates;

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     conducting no material transactions between itself and any of its Affiliates, other than entering into and performing the Transaction Documents to which it is party and permitting AcelRx and the Servicer to pay expenses on its behalf and to otherwise take actions on its behalf in accordance with Section 5.9 of the PSA;

(d)     allocating fairly and reasonably the cost of any shared overhead expenses, including office space, with AcelRx, any of its directors or officers or any of their respective Affiliates;

(e)     conducting its affairs separately from those of AcelRx, any of its directors or officers or any of their respective Affiliates and maintaining accurate and separate books, records and accounts and financial statements, including in connection with the purchase of the Purchased Assets from AcelRx; it being agreed that performance under the Transaction Documents and payment by AcelRx and the Servicer of expenses on the Seller’s behalf or AcelRx otherwise taking actions on the Seller’s behalf in accordance with Section 5.9 of the PSA will not result in the Seller’s contravening this clause (e);

(f)     acting solely in its own name and not that of any other Person, including AcelRx, any of its directors or officers or any of their respective Affiliates, and at all times using its own stationery, invoices and checks separate from those of AcelRx, any of its directors or officers or any of their respective Affiliates;

(g)     not holding itself out as having agreed to pay or guarantee, or as otherwise being liable for, the obligations of AcelRx, any of its directors or officers or any of their respective Affiliates;

(h)     maintaining all of its assets in its own name and not commingling its assets with those of any other Person except as contemplated by the Transaction Documents;

(i)     paying its own operating expenses and other liabilities out of its own funds; provided that AcelRx and the Servicer may pay expenses on behalf of the Seller and may otherwise take actions on the Seller’s behalf in accordance with Section 5.9 of the PSA;

(j)     paying all Taxes owed by it in the event it is individually obligated to pay such Taxes separate and apart from AcelRx; provided that AcelRx and the Servicer may pay Taxes on behalf of the Seller;

(k)     observing all formalities required by the organizational documents of the Seller, including, without limitation, maintaining one Independent Manager;

(l)     maintaining adequate capital for the normal obligations reasonably foreseeable in a business of the Seller’s size and character and in light of its contemplated business operations and obligations;

(m)     not acquiring obligations of AcelRx, any of its directors or officers or any of their respective Affiliates except as contemplated by the Transaction Documents;

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(n)     holding itself out to the public as a legal entity separate and distinct from any other Person, including AcelRx or any Affiliate of AcelRx;

(o)     correcting any known misunderstanding regarding its separate identity;

(p)     not forming, acquiring or holding any subsidiaries or equity interests in any other Person; and

(q)     not sharing any common logo with or identifying itself as a department or division of AcelRx, any of its directors or officers or any of their respective Affiliates.

Section 5.10     Seller Restrictive Covenants. The Seller covenants with the Purchaser that it will perform and comply with each of the following covenants and not engage in any activity prohibited by this SPSA without the prior written consent of the Purchaser authorizing the Seller to engage in such activity (and specifying the terms and conditions (if any) upon which it may engage in such activity):

(a)     Except in accordance with the Seller’s organizational documents and the Transaction Documents, the Seller shall not, directly or indirectly, (i) declare or pay any dividend or make any distribution on its Capital Securities, whether in cash, property, securities or a combination thereof, to AcelRx or any other owner of a beneficial interest in the Seller or otherwise with respect to any ownership of its Capital Securities, (ii) purchase, redeem, retire or otherwise acquire for value any issued Capital Securities of the Seller or any of its Affiliates or (iii) make any loan or advance to a Person, any purchase or other acquisition of any beneficial interest, Capital Securities, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person (other than otherwise as expressly permitted by the Transaction Documents).

(b)     The Seller shall not incur or create any Lien over or with respect to any of the Seller’s assets, other than any security interest created or required to be created hereunder.

(c)     The Seller shall not incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for, the payment or performance of, contingently or otherwise, whether present or future, indebtedness.

(d)     The Seller shall not liquidate or dissolve, consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of the Purchased Assets, the Purchased Interest or all or any material portion of its other property and assets (except that the Seller may make distributions to AcelRx in accordance with the Seller’s organizational documents and the Transaction Documents and may transfer assets to the Purchaser and the Collateral Agent in accordance with the Transaction Documents) to, or purchase or otherwise acquire any assets of (except that the Seller may purchase or otherwise acquire assets in accordance with the Transaction Documents), any other Person, or permit any other Person to merge with or into, or consolidate or otherwise combine with, the Seller.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)     The Seller shall not, directly or indirectly, issue, deliver or sell, or consent to issue, deliver or sell, any actual, contingent, future or executory membership interests, limited liability company interests, beneficial interests or other equity or ownership interests (however designated, whether voting or non-voting), except for any additional Capital Securities of the Seller issued to AcelRx while AcelRx continues to own all of the outstanding Capital Securities of the Seller.

(f)     The Seller shall comply with, and cause compliance with, its organizational documents.

(g)     The Seller shall not engage in any business or activity other than purchasing, selling and pledging the Purchased Assets, collecting the Royalties and remaining a party to, and taking the actions required by, the Transaction Documents.

(h)     The Seller shall not take any action to waive, repeal, amend, vary, supplement or otherwise modify the organizational documents of the Seller in a manner that would adversely affect (x) the rights, remedies, privileges or preferences of the Purchaser under any of the Transaction Documents or Applicable Law or (y) the Purchased Assets or the Purchased Interest.

(i)     The Seller shall not employ any employees other than as required by any provisions of local law; provided, that AcelRx and the Servicer shall not be deemed to be employees for purposes of this Section 5.10(i).

(j)     The Seller shall not enter into any agreement prohibiting the ability of the Purchaser to amend or otherwise modify any Transaction Document; provided, that the foregoing prohibition shall not apply to restrictions contained in any Transaction Document.

(k)     The Seller shall, or shall cause the Servicer, to take any actions directed by the Purchaser in accordance with the terms of this SPSA or any other Transaction Document, including with respect to the Seller’s exercising its rights pursuant to the PSA to cause AcelRx to exercise its audit rights under the License Agreement.

(l)     The Seller shall not, directly or indirectly, transfer (including by way of any derivative arrangement) any of its interest in the Purchased Assets to any Person other than the Purchaser, including any interest the Seller may have in the Payment Rights following the achievement of the Capped Payment Amount, at any time before the Purchaser has received the Capped Payment Amount.

ARTICLE VI

THE CLOSING

Section 6.1     Closing. Subject to delivery of the closing deliverables set forth in Section 6.2 by the Seller and Section 6.3 by the Purchaser, the closing of the transactions contemplated hereby (the “Closing”) shall take place at 9:00 a.m., Eastern Standard Time, on September 18, 2015 (the “Closing Date”), contemporaneous with the execution of this SPSA, at the offices of Cadwalader, Wickersham & Taft LLP located at One World Financial Center, New York, New York 10281, or on such other date, at such other time or at such other place, in each case as the Parties mutually agree.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 6.2     Closing Deliverables of the Seller. Prior to or at, and as a condition precedent to, the Closing, the Seller shall deliver or cause to be delivered to the Purchaser the following:

(a)     the PSA duly executed by each of the Seller and AcelRx;

(b)     this SPSA duly executed by the Seller;

(c)     the Bill of Sale duly executed by the Seller;

(d)     a copy of the Licensee Instruction duly executed by AcelRx, which shall have been delivered to the Licensee in accordance with the License Agreement;

(e)     an opinion or opinions of one or more counsel to Seller substantially in the form of Exhibit F;

(f)     the Servicing Agreement duly executed by all parties thereto other than the Purchaser;

(g)     a certificate of an executive officer of the Seller (the statements made in which shall be true and correct on and as of the Closing Date): (i) attaching copies, certified by such officer as true and complete, of (x) the organizational documents of the Seller and (y) resolutions of the governing body of the Seller authorizing and approving the execution, delivery and performance by the Seller of the Transaction Documents and the transactions contemplated hereby and thereby, (ii) setting forth the incumbency of the officer or officers of the Seller who have executed and delivered the Transaction Documents, including therein a signature specimen of each such officer or officers and (iii) attaching a copy, certified by such officer as true and complete, of a good standing certificate of the appropriate Governmental Authority of the Seller’s jurisdiction of organization, stating that the Seller is in good standing under the laws of such jurisdiction;

(h)     the duly executed copy of the SACA executed by all parties other than the Purchaser;

(i)     evidence reasonably satisfactory to the Purchaser of the release of the Liens on the Purchased Assets granted under the Hercules Agreement;

(j)     evidence reasonably satisfactory to the Purchaser that all of the conditions precedent to the Second Amendment becoming effective have been satisfied substantially concurrently with the consummation of the transactions contemplated by this SPSA; and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(k)     each of the Financing Statements and such other certificates and documents the Purchaser may have reasonably requested to create, evidence and perfect the sale, assignment, transfer, conveyance, contribution and grant of the Purchased Interest pursuant to Section 2.1 and the back-up security interest granted pursuant to Section 2.1(d).

Section 6.3     Closing Deliverables of the Purchaser. Prior to or at, and as a condition precedent to, the Closing, the Purchaser shall deliver or cause to be delivered to the Seller the following:

(a)     this SPSA duly executed by the Purchaser;

(b)     the Bill of Sale duly executed by the Purchaser;

(c)     the Servicing Agreement duly executed by the Purchaser;

(d)     a certificate of an executive officer of the Purchaser (the statements made in which shall be true and correct on and as of the Closing Date): (i) attaching copies, certified by such officer as true and complete, of (x) the organizational documents of the Purchaser and (y) resolutions of the governing body of the Purchaser authorizing and approving the execution, delivery and performance by the Purchaser of the Transaction Documents and the transactions contemplated hereby and thereby, (ii) setting forth the incumbency of the officer or officers of the Purchaser who have executed and delivered the Transaction Documents, including therein a signature specimen of each such officer or officers and (iii) attaching a copy, certified by such officer as true and complete, of a good standing certificate of the appropriate Governmental Authority of the Seller’s jurisdiction of organization, stating that the Purchaser is in good standing under the laws of such jurisdiction;

(e)     the duly executed copy of the SACA executed by all parties other than the Seller; and

(f)     the Purchase Price in accordance with Section 2.2.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE VII

INDEMNIFICATION

Section 7.1     Indemnification by the Seller. Subject to Section 9.9, the Seller agrees to indemnify and hold harmless the Purchaser and its Affiliates and any or all of their respective partners, directors, trustees, officers, managers, employees, members, agents and controlling persons (each, a “Purchaser Indemnified Party”) from and against, and will pay to each Purchaser Indemnified Party the amount of, any and all Losses awarded against or incurred or suffered by such Purchaser Indemnified Party, whether or not involving a Third Party Claim, arising out of (a) any breach of any representation, certification or warranty made by the Seller in any of the Transaction Documents or in any certificate or Servicer Report delivered by the Seller to the Purchaser in writing pursuant to this SPSA or any other Transaction Document, (b) any breach of or default under any covenant or agreement of the Seller in any of the Transaction Documents, (c) any Excluded Liabilities and Obligations, (d) [*], (e) any fees, expenses, costs, liabilities or other amounts, including brokerage or finder’s fees or commissions, incurred or owed by the Seller to any brokers, financial advisors or comparable other Persons retained or employed by it or for its benefit in connection with the transactions contemplated by this SPSA, or (f) Third Party Claims arising on or after the Closing Date and asserted against a Purchaser Indemnified Party relating to the transactions contemplated in any Transaction Document or the License Agreement (but, for purposes of clarity, excluding (i) any such Third Party Claims brought by any of the Purchaser’s shareholders in their capacity as shareholders (or in the name of the Purchaser as a derivative or similar action for the benefit of the Purchaser’s shareholders) against the Purchaser or any of its directors or officers based on any cause of action or claim) and (ii) any such Losses to the extent such Losses arise out of an actual violation of Applicable Law by any Purchaser Indemnified Party or an actual breach by any Purchaser Indemnified Party of any other agreement or obligation to which such Purchaser Indemnified Party is a party or to which it or its assets are otherwise subject or bound; provided, however, that the foregoing shall exclude any indemnification to any Purchaser Indemnified Party (i) that has the effect of imposing on the Seller any recourse liability for Royalties because of the insolvency or other creditworthiness problems of the Licensee or breach of or default under the License Agreement of the Licensee (to the extent such default does not result from the breach or default by the Seller or the Seller’s Affiliates of or under the License Agreement) or the insufficiency of the Royalties, whether as a result of the amount of cash flow arising from sales or licensing of the Licensed Product or otherwise, in any case except to the extent resulting from any breach or default by the Seller or the Seller’s Affiliates of or under any of the Transaction Documents, (ii) for any matter in respect of which any Seller Indemnified Party would be entitled to indemnification under Section 7.2, (iii) to the extent resulting from the bad faith, gross negligence or willful misconduct of any Purchaser Indemnified Party, (iv) to the extent resulting from the failure of the Licensee to perform any of its obligations under the License Agreement, except to the extent resulting from any breach or default by the Seller or the Seller’s Affiliates of or under the License Agreement or the Transaction Documents or (v) to the extent resulting from acts or omissions of the Seller based upon the written instructions from any Purchaser Indemnified Party (unless the Seller is otherwise liable for such Losses pursuant to the terms of this SPSA). With respect to indemnification by the Seller pursuant to this Section 7.1, (i) the Seller’s maximum liability shall not exceed an amount equal to (A) [*], minus (B) the aggregate amount collected or received by the Purchaser (and any direct or indirect transferee of the Purchaser to whom any interest in the Purchased Interest is transferred) in respect of the Payment Rights or as a result of any payments made by the Seller pursuant to Section 5.4(b) or by AcelRx pursuant to Section 5.4(b) of the PSA, minus (C) the aggregate amount collected or received by the Purchaser (and any direct or indirect transferee of the Purchaser to whom any interest in the Purchased Interest is transferred) pursuant to the exercise of its rights under this Section 7.1 or under Section 2.1(a)(vi) (without duplication of any amounts received pursuant to clauses (B) or (D)), minus (D) the aggregate amount collected or received by the Purchaser pursuant to Article V of the Servicing Agreement (without duplication of any amounts received pursuant to clauses (B) or (C)).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 7.2     Indemnification by the Purchaser. Subject to Section 9.9, the Purchaser agrees to indemnify and hold each of the Seller and its Affiliates and any or all of their respective partners, directors, officers, managers, members, employees, agents and controlling Persons (each, a “Seller Indemnified Party”) harmless from and against, and will pay to each Seller Indemnified Party the amount of, any and all Losses awarded against or incurred or suffered by such Seller Indemnified Party, whether or not involving a Third Party Claim, arising out of (a) any breach of any representation or warranty made by the Purchaser in any of the Transaction Documents to which it is a Party or any certificate delivered by the Purchaser to the Seller in writing pursuant to this SPSA, (b) any breach of or default under any covenant or agreement of the Purchaser in any Transaction Document to which the Purchaser is party or (c) any fees, expenses, costs, liabilities or other amounts, including brokerage or finder’s fees or commissions, incurred or owed by the Purchaser to any brokers, financial advisors or comparable other Persons retained or employed by it or for its benefit in connection with the transactions contemplated by this SPSA; provided; however, that the foregoing shall exclude any indemnification to any Seller Indemnified Party (i) to the extent resulting from the bad faith, gross negligence or willful misconduct of any Seller Indemnified Party, (ii) for any matter in respect of which any Purchaser Indemnified Party would be entitled to indemnification under Section 7.1 or (iii) to the extent resulting from acts or omissions of the Purchaser or any of its Affiliates based upon the written instructions from any Seller Indemnified Party (unless the Purchaser is otherwise liable for such Losses pursuant to the terms of this SPSA).

Section 7.3     Procedures for Third Party Claims. If any Third Party Claim shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to Section 7.1 or Section 7.2, the indemnified party shall, promptly after receipt of notice of the commencement of such Third Party Claim, notify the indemnifying party in writing of the commencement thereof, enclosing a copy of all papers served, if any; provided, that the omission to so notify such indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under Section 7.1 or Section 7.2 unless, and only to the extent that, the indemnifying party is actually prejudiced by such omission. In the event that any Third Party Claim is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof in accordance with this Section 7.3, the indemnifying party will be entitled, at the indemnifying party’s sole cost and expense, to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel selected by such indemnifying party, but reasonably satisfactory to such indemnified party (which counsel shall not, except with the consent of the indemnified party, be the current counsel to the indemnified party with respect to such Third Party Claim), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not, subject to the immediately succeeding sentence, be liable to such indemnified party under this ARTICLE VII for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such Third Party Claim, an indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the sole cost and expense of such indemnified party unless (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (b) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (c) the named parties to any such Third Party Claim (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them based on the advice of counsel to the indemnified party. It is agreed that the indemnifying party shall not, in connection with any Third Party Claim or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any Third Party Claim effected without its prior written consent (which shall not be unreasonably withheld, conditioned or delayed), but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or discharge of any pending or threatened Third Party Claim in respect of which any indemnified party is or could have been a party and indemnity could be sought hereunder by such indemnified party, unless such settlement, compromise or discharge, as the case may be, (i) includes an unconditional, full written release of such indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such claim or proceeding, (ii) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party and (iii) does not impose on such indemnified party any continuing obligations or restrictions other than customary and reasonable confidentiality obligations relating to such claim, settlement or compromise.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 7.4     Other Claims.(a)      A claim by an indemnified party under this ARTICLE VII for any matter not involving a Third Party Claim and in respect of which such indemnified party seeks indemnification hereunder may be made by delivering, in good faith, a written notice of demand to the indemnifying party, which notice shall contain (a) a description and the amount of any Losses incurred or suffered or reasonably expected to be incurred or suffered by the indemnified party to the extent known, (b) a statement that the indemnified party is entitled to indemnification under this ARTICLE VII for such Losses and a reasonable explanation of the basis therefor, and (c) a demand for payment in the amount of such Losses. For all purposes of this Section 7.4, the Seller shall be entitled to deliver such notice of demand to the Purchaser on behalf of the Seller Indemnified Parties, and the Purchaser shall be entitled to deliver such notice of demand to the Seller on behalf of the Purchaser Indemnified Parties. Within fourteen (14) days after receipt by the indemnifying party of any such notice, the indemnifying party may deliver to the indemnified party that delivered the notice a written response in which the indemnifying party (a) agrees that the indemnified party is entitled to the full amount of the Losses claimed in the notice from the indemnified party; (b) agrees that the indemnified party is entitled to part, but not all, of the amount of the Losses claimed in the notice from the indemnified party; or (c) indicates that the indemnifying party disputes the entire amount of the Losses claimed in the notice from the indemnified party. If the indemnified party does not receive such a response from the indemnifying party within such fourteen (14) day period, then the indemnifying party shall be conclusively deemed to have agreed that the indemnified party is entitled to the full amount. If the indemnifying party and the indemnified party are unable to resolve any dispute relating to any amount of the Losses claimed in the notice from the indemnified party within thirty (30) days after the delivery of the response to such notice from the indemnifying party, then the Parties shall be entitled to resort to any legal remedy available to such Party to resolve such dispute that is provided for in this SPSA, subject to all the terms, conditions and limitations of this SPSA.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 7.5     Time Limitations.(a)      (a) The Seller shall have liability under Section 7.1(a) with respect to any breach of any representation or warranty made by the Seller in any of the Transaction Documents or in any certificates or Servicer Reports delivered by the Seller to the Purchaser in writing pursuant to this SPSA or any other Transaction Document, except with respect to the proviso in this Section 7.5, only if the Purchaser notifies the Seller of a claim, specifying the factual basis of such claim in reasonable detail, on or prior to the date that is [*] years after the date such representation or warranty was first made; provided, that, notwithstanding the foregoing, such survival period for the representations and warranties made by the Seller in Section 3.8 before the expiration of which the Purchaser must provide notice to the Seller with respect to a claim for a breach shall be [*] years from the date such representations and warranties were first made.

(b)     The Purchaser shall have liability under Section 7.2 with respect to any breach of any representation or warranty made by the Purchaser in any of the Transaction Documents to which it is a party or any certificate delivered by the Purchaser to the Seller in writing pursuant to this SPSA or any other Transaction Document only if, on or prior to the date that is two (2) years after the date such representation or warranty was first made, the Seller notifies the Purchaser of such claim, specifying the factual basis of such claim in reasonable detail.

Section 7.6     Exclusive Remedy. Except for any claims for specific performance pursuant to Section 9.2, and as may be set forth in Section 9.9, and the rights and remedies available to the Purchaser under the PSA as a third-party beneficiary of the PSA to the extent specified therein, following the Closing, the indemnification afforded by this ARTICLE VII shall be the sole and exclusive remedy for any and all Losses awarded against or incurred or suffered by the Purchaser Indemnified Parties against the Seller, and the Seller Indemnified Parties against the Purchaser, as the case may be, in connection with the transactions contemplated by the Transaction Documents, including with respect to any breach of any representation or warranty made by a Party in any of the Transaction Documents or any certificate delivered by a Party to the other Party in writing pursuant to this SPSA or any breach of or default under any covenant or agreement by a Party pursuant to any Transaction Document, in each case, other than (x) any breach or default resulting from the fraud, willful misconduct or bad faith of such Party; provided that any action, suit or proceeding brought with respect to any claim described in clause (x) above shall be subject to the monetary limitation on recovery by indemnification pursuant to Section 7.1 (in the aggregate with any other amounts that are subtracted from the [*] amount in determining the monetary limitation on recovery by indemnification pursuant to Section 7.1).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 7.7     Limitations.(a)      (a) The Purchaser acknowledges and agrees that, other than the representations and warranties of the Seller specifically contained in any of the Transaction Documents or in any certificate or Servicer Report delivered by the Seller to the Purchaser in writing pursuant to this SPSA or any other Transaction Document, there are no representations or warranties of the Seller or any other Person either expressed or implied with respect to the Royalties, the Purchased Interest, Net Sales, the AcelRx Intellectual Property Rights, the Purchased Assets, the Payment Rights, applicable regulatory approvals, the Licensed Product, the License Agreement, this SPSA or the transactions contemplated hereby or in any of the other Transaction Documents or otherwise, and that it does not rely on, and shall have no remedies in respect of, any representation or warranty not specifically set forth in any of the Transaction Documents or in any certificate or Servicer Report delivered by the Seller to the Purchaser in writing pursuant to this SPSA or any other Transaction Document. Without limiting the foregoing, the Purchaser acknowledges and agrees that, except as expressly set forth in any representation or warranty in any of the Transaction Documents or in any certificate or Servicer Report delivered by the Seller to the Purchaser in writing pursuant to this SPSA or any other Transaction Document, the Purchaser shall have no claim or right regarding Losses pursuant to this ARTICLE VII or otherwise with respect to any information, documents or materials furnished or made available to the Purchaser or any of its Affiliates or its or its Affiliates’ Representatives in any data room, presentation, interview or in any other form or manner relating to the transactions contemplated hereby or by the License Agreement or any of the other Transaction Documents.

(b)     Notwithstanding anything herein to the contrary, but subject to the remainder of this Section 7.7, in no event shall any Seller Indemnified Party or Purchaser Indemnified Party have any liability for, or Losses be deemed to include, any special, consequential, punitive or exemplary damages, whether in contract or tort, regardless of whether the other Party shall be advised, shall have reason to know, or in fact shall know of the possibility of such damages suffered or incurred by any such Seller Indemnified Party or Purchaser Indemnified Party in connection with this SPSA, any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, except in the event such damages are determined, by a court of competent jurisdiction, to be, and become, payable to a Third Party.

ARTICLE VIII

TERMINATION

Section 8.1     Termination of Agreement. This SPSA shall terminate on the earlier of (a) twelve (12) months after the later of the last day of the Royalty Term or the date of delivery to the Purchaser of any final audit report after such last day of the Royalty Term (or the last day following the last day of the Royalty Term on which the Seller, pursuant to Section 5.7, continues to have the right to cause an audit to occur under Section 5.7 of the PSA), (b) upon completion of any audit for the year in which the Purchaser has received the Capped Payment Amount and settlement of any payments then due to the Purchaser as demonstrated by such audit (or the last day following the time when the Purchaser has so received the Capped Payment Amount that the Seller, pursuant to Section 5.7, continues to have the right to cause an audit to occur under Section 5.7 of the PSA with respect to the year in which the Purchaser so received the Capped Payment Amount) and (c) mutual written agreement of the Purchaser and the Seller.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 8.2     Effect of Termination. Upon the termination of this SPSA pursuant to Section 8.1, this SPSA shall become void and of no further force and effect; provided, however, that (a) the provisions of Section 5.2, ARTICLE VII, this ARTICLE VIII and ARTICLE IX shall survive such termination and shall remain in full force and effect, (b) if, upon the termination of this SPSA, any Payment Rights are payable to the Purchaser, this SPSA shall remain in full force and effect until any and all such payments have been made in full, and (except as provided in this Section 8.2) solely for that purpose, and (c) nothing contained in this Section 8.2 shall relieve either Party from liability for any breach of this SPSA that occurs prior to or after (with respect to any provisions of this SPSA that remain in effect after such termination in accordance with this Section 8.2).

ARTICLE IX

MISCELLANEOUS

Section 9.1     Survival. All representations, warranties and covenants made in this SPSA, in any other Transaction Document or in any certificate delivered pursuant to this SPSA shall survive the execution and delivery of this SPSA and the Closing for the periods set forth in this SPSA, such other Transaction Document or such certificate, as applicable. The rights hereunder to indemnification and payment of Losses or other remedies based on any such representations, warranties or covenants shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time in respect of, in each case, whether before or after the execution and delivery of this SPSA or the Closing, the accuracy or inaccuracy of or compliance with, any such representation, warranty or covenant.

Section 9.2     Specific Performance. Each Party acknowledges and agrees that, if it fails to perform any of its obligations under any of the Transaction Documents, the other Party may have no adequate remedy at law. In such event, each Party agrees that the other Party shall have the right, in addition to any other rights it may have (whether at law or in equity), to seek specific performance of this SPSA and to pursue any other equitable remedies including injunction. Each Party may pursue such specific performance or other equitable remedies without going through any of the procedures set forth in ARTICLE VII.

Section 9.3     Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be effective (a) upon receipt when sent by registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) upon receipt when sent by an overnight courier, (c) on the date personally delivered to an authorized officer of the Party to which sent or (d) on the date transmitted by facsimile or other electronic transmissions with a confirmation of receipt, in all cases, with a copy emailed to the recipient at the applicable address, addressed to the recipient as follows:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

if to the Seller, to:

c/o AcelRx Pharmaceuticals, Inc.
351 Galveston Drive
Redwood City, California 94063
Attention: Chief Executive Officer
Telephone: 650-216-3500
Facsimile: 650-216-6500
Email: hrosen@acelrx.com

with a copy to (which shall not constitute notice):

AcelRx Pharmaceuticals, Inc.
351 Galveston Drive
Redwood City, California 94063
Attention: Chief Financial Officer
Telephone: 650-216-3500
Facsimile: 650-216-6500
Email: tmorris@acelrx.com

with a copy to (which shall not constitute notice):

Cooley LLP
4401 Eastgate Mall
San Diego, CA 92121
Attention: Matthew Browne
Telephone: 858-550-6000
Facsimile: 858-550-6420
Email: brownemt@cooley.com

if to the Purchaser, to:

PDL BioPharma, Inc.
932 Southwood Blvd.
Incline Village, Nevada 89451
Attention: General Counsel
Telephone: 775-832-8500
Facsimile: 775-832-8501
Email: general.counsel@pdl.com

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

with a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, California 90071-3197
Attention: Karen Bertero, Esq.
Telephone: 213-229-7360
Facsimile: 213-229-6360
Email: KBertero@gibsondunn.com

Each Party may, by notice given in accordance herewith to the other Party, designate any further or different address to which subsequent notices, consents, waivers and other communications shall be sent.

Section 9.4     Assignment; Successors and Assigns. The Seller shall not be entitled to assign any of its rights or delegate any of its obligations under this SPSA without the prior written consent of the Purchaser (which, for purposes of clarity, the Parties acknowledge and agree shall not prohibit any such delegation that is effected under the Servicing Agreement to the extent such delegation is contemplated by the express terms thereof and which, for purposes of clarity, the Parties acknowledge and agree shall not require the Seller to obtain a consent from Purchaser in connection with any transaction effected by AcelRx in accordance with Section 5.10 of the PSA). Subject to compliance with Section 5.2, the Purchaser may, without the consent of the Seller, assign any of its rights and delegate any of its obligations under this SPSA without restriction; provided, however, that, notwithstanding anything to the contrary set forth in this SPSA, the Purchaser shall not, without the prior written consent of the Seller, (i) effect any such assignment if such assignment would result in the need for the Seller or the Servicer to work at any time with more than one Person (which, for purposes of clarity, may be an agent or other representative for multiple Persons) in connection with the Seller’s or the Servicer’s administration of, and performance of its obligations under, this SPSA or the Servicing Agreement or any of the other Transaction Documents, as applicable, (ii) assign any of the Purchased Interest if such assignment would violate any provision contained in the License Agreement or in the Licensee Consent, (iii) assign any of its rights or delegate any of its obligations hereunder if any such assignment or delegation would violate any of the provisions contained in the License Agreement or the Licensee Consent, (iv) assign any of the Purchased Interest or its other rights hereunder to any Person to whom such assignment would be illegal, or with whom a contractual relationship with the Seller, Licensor or the Licensee would be illegal, under Applicable Law of any jurisdiction or (v) assign any of the Purchased Interest or its other rights hereunder, or (if the assets of the Purchaser consist primarily of the Purchased Interest) any Capital Securities of or other participatory interest in the Purchaser, to any Person that is not a Permitted Holder. A “Permitted Holder” is a Person that is a “qualified purchaser” within the meaning of Sections 2(a)(51) and 3(c)(7) of the United States Investment Company Act of 1940, as amended, including the rules and regulations thereunder and a “qualified institutional buyer” within the meaning of Section 5 of the Securities Act of 1933. The Purchaser shall give written notice to the Seller of the completion of any assignment permitted by this Section 9.4 promptly (but in any event within five (5) Business Days) after the occurrence thereof. Any purported assignment of rights or delegation of obligations in violation of this Section 9.4 will be void. Subject to the foregoing, this SPSA will apply to, be binding upon, and inure to the benefit of, the successors and permitted assigns of the Parties.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 9.5     Independent Nature of Relationship. The relationship between the Seller and the Purchaser is solely that of seller and purchaser, and neither the Seller nor the Purchaser has any fiduciary or other special relationship with the other Party or any of its Affiliates. This SPSA is not a partnership or similar agreement, and nothing contained herein or in any other Transaction Document shall be deemed to constitute the Seller and the Purchaser as a partnership, an association, a joint venture or any other kind of entity or legal form for any purposes, including any Tax purposes. The Parties agree that they shall not take any inconsistent position with respect to such treatment in a filing with any Governmental Authority.

Section 9.6     Entire Agreement. This SPSA, together with the Exhibits and Schedules hereto, the other Transaction Documents and the Confidentiality Agreement, constitute the entire agreement between the Parties, and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties, with respect to the subject matter of this SPSA.

Section 9.7     Governing Law. (a) THIS SPSA SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(a)     Each Party irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of (i) the United States District Court for the Southern District of New York and (ii) the Supreme Court of the State of New York, Borough of Manhattan, for purposes of any claim, action, suit or proceeding arising out of this SPSA, any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, and agrees that all claims in respect thereof shall be heard and determined only in such courts. Each Party agrees to commence any such claim, action, suit or proceeding only in the United States District Court for the Southern District of New York or, if such claim, action, suit or proceeding cannot be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, Borough of Manhattan, and agrees not to bring any such claim, action, suit or proceeding in any other court. Each Party hereby waives, and agrees not to assert in any such claim, action, suit or proceeding, to the fullest extent permitted by Applicable Law, any claim that (i) such Party is not personally subject to the jurisdiction of such courts, (ii) such Party and such Party’s property is immune from any legal process issued by such courts or (iii) any claim, action, suit or proceeding commenced in such courts is brought in an inconvenient forum. Each Party agrees that a final judgment in any such claim, action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. Each Party acknowledges and agrees that this Section 9.7(b) constitutes a voluntary and bargained-for agreement between the Parties.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)     The Parties agree that service of process in any claim, action, suit or proceeding referred to in Section 9.7(b) may be served on either Party anywhere in the world, including by sending or delivering a copy of such process to such Party in any manner provided for the giving of notices in Section 9.3. Nothing in this SPSA will affect the right of either Party to serve process in any other manner permitted by Applicable Law. Each Party waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.

Section 9.8     Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SPSA, OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SPSA BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8.

Section 9.9     Severability. If one or more provisions of this SPSA are held to be invalid, illegal or unenforceable by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this SPSA, which shall remain in full force and effect, and the Parties shall replace such invalid, illegal or unenforceable provision with a new provision permitted by Applicable Law and having an economic effect as close as possible to the invalid, illegal or unenforceable provision. Any provision of this SPSA held invalid, illegal or unenforceable only in part or degree by a court of competent jurisdiction shall remain in full force and effect to the extent not held invalid or unenforceable.

Section 9.10     Counterparts. This SPSA may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This SPSA shall become effective when each Party shall have received a counterpart hereof signed by the other Party. Any counterpart may be executed by facsimile or other similar means of electronic transmission, including “PDF”, and such facsimile or other electronic transmission shall be deemed an original.

Section 9.11     Amendments; No Waivers. Neither this SPSA nor any term or provision hereof may be amended, supplemented, restated, waived, changed, terminated or modified except with the written consent of the Parties. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on either Party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval hereunder shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 9.12     No Third Party Rights. Other than the Parties, and except as set forth in the last sentence of Section 2.4, Section 5.2(f) and Section 5.5(e) with respect to AcelRx, which is an express intended third party beneficiary of those provisions, no Person will have any legal or equitable right, remedy or claim under or with respect to this SPSA. This SPSA may be amended or terminated, and any provision of this SPSA may be waived, without the consent of any Person who is not a Party (other than the last sentence of Section 2.4, Section 5.2(f) and Section 5.5(e), with respect to which any such amendment, termination or waiver would require the consent of AcelRx (including as Licensor with respect to Section 5.5(e) notwithstanding Section 9.11). The Seller shall enforce any legal or equitable right, remedy or claim under or with respect to this SPSA for the benefit of the Seller Indemnified Parties and the Purchaser shall enforce any legal or equitable right, remedy or claim under or with respect to this SPSA for the benefit of the Purchaser Indemnified Parties.

Section 9.13     Table of Contents and Headings. The Table of Contents and headings of the Articles and Sections of this SPSA have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 9.14     Cumulative Remedies. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

[SIGNATURE PAGE FOLLOWS]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PDL BIOPHARMA, INC.

By: /s/ John McLaughlin
Name: John McLaughlin
Title: President and CEO

Signature Page to Subsequent Purchase and Sale Agreement

EXHIBIT A

FORM OF BILL OF SALE

BILL OF SALE

This BILL OF SALE (this “Bill of Sale”) is dated as of September 18, 2015 (the “Closing Date”) and executed and delivered by ARPI LLC, a Delaware limited liability company (the “Seller”), in favor of PDL BioPharma, Inc., a Delaware corporation (the “Purchaser” and, together with the “Seller” the “Parties”).

RECITALS

WHEREAS, the Seller and the Purchaser are parties to that certain Subsequent Purchase and Sale Agreement, dated as of September 18, 2015 (the “SPSA”), pursuant to which, among other things, the Seller agrees to sell, assign, transfer, contribute, grant and convey to the Purchaser, and the Purchaser agrees to purchase, acquire and accept from the Seller, all of the Seller’s right, title and interest in, to and under the Purchased Interest, including the Payment Rights, together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts), for the consideration described in the SPSA; and

WHEREAS, the Parties now desire to carry out the purposes of the SPSA by the execution and delivery of this Bill of Sale evidencing the Purchaser’s purchase, acquisition and acceptance of all of the Seller’s right, title and interest in, to and under the Purchased Interest, including the Payment Rights, together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts), for the consideration described in the SPSA.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in the SPSA and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.     The Seller, by this Bill of Sale, does hereby sell, assign, grant, transfer, contribute and convey to the Purchaser, and the Purchaser (and its successors and permitted assigns) does hereby purchase, acquire and accept, all of the Seller’s right, title and interest in, to and under the Purchased Interest, including the Payment Rights, together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts).

2.     The Parties acknowledge that the Purchaser is not assuming any of the Excluded Liabilities and Obligations.

EXHIBIT A-1
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.     The Seller hereby covenants that, from time to time after the delivery of this Bill of Sale, at Purchaser’s request, the Seller will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered such further acts, conveyances, transfers, assignments, powers of attorney and assurances as the Purchaser may reasonably require to sell, assign, transfer, grant, contribute and convey to the Purchaser, and to put the Purchaser in possession of, the Purchased Interest, including the Payment Rights, together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts), for the consideration described in the SPSA (which, for purposes of clarity, shall not require the Seller to make any request to, or to take any action with respect to, Grünenthal, except as set forth the Transaction Documents).

4.     This Bill of Sale (i) is made pursuant to, and is subject to the terms of, the SPSA and nothing in this Bill of Sale shall alter any liability or obligation of the Seller and the Purchaser arising under the SPSA, which shall govern the representations, warranties and obligations of the Parties with respect to the Purchased Interest, including the Payment Rights, together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts) and (ii) shall be binding upon and inure to the benefit of the Seller, the Purchaser and their respective successors and permitted assigns.

5.     THIS BILL OF SALE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6.     This Bill of Sale may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

7.     The following terms as used herein shall have the following respective meanings (and capitalized terms used herein, but not otherwise defined herein, shall have the meaning ascribed to them in the SPSA):

“AcelRx” means AcelRx Pharmaceuticals, Inc., a Delaware corporation.

“Affiliate” means, with respect to any designated Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such designated Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

EXHIBIT A-2
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

“Capped Payment Amount” means $195,000,000.

“Closing Date” means September 18, 2015.

“Excluded Liabilities and Obligations” has the meaning set forth in Section 2.3 of the SPSA.

“Excluded Payments” means all amounts due or paid to AcelRx or any of its Affiliates other than the Royalties, including all amounts due or paid to AcelRx or any of its Affiliates pursuant to Section 7.1, Section 7.2(a), Section 7.2(b) (other than the first four milestone payments thereunder), Section 7.2(c) or Section 7.4 of the License Agreement.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“First Commercial Sale” means “First Commercial Sale” as defined in Section 1.51 of the License Agreement.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any country or jurisdiction.

“Grünenthal” means Grünenthal GmbH, a German company.

“Initial Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between AcelRx and the Seller.

“License Agreement” means that certain Collaboration and License Agreement, dated as of December 16, 2013, between Licensor and the Licensee, as amended from time to time (including by the Licensee Consent and, for amendments entered into following the Closing Date, amended in a manner consistent with the terms of the PSA and the SPSA).

“Licensee” means Grünenthal, in its capacity as licensee under the License Agreement.

EXHIBIT A-3
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Licensee Consent” means that certain letter agreement, dated July 17, 2015, by and between Licensor and the Licensee, regarding, among other things, the transfer of the Purchased Assets by the Licensor to the Seller and the further transfer of the Purchased Interest by the Seller to the Purchaser.

“Licensee Instruction” means the irrevocable notice and direction to the Licensee in the form set forth in Exhibit B to the PSA.

“Licensor” means AcelRx, in its capacity as licensor under the License Agreement.

“Licensor Retained Amounts” means in the aggregate (i) the portion of Royalties payable or paid by the Licensee from time to time, and any interest on late payments thereof, that is in each case in excess of the amounts constituting the Royalties Interest (including interest on late payments thereof), (ii) without duplication of any of the amounts described in clause (i), any amount deemed Licensor Retained Amounts under the third sentence of Section 5.4(b) of the PSA or the third sentence of Section 5.4(b) of the SPSA, and (iii) all payments that constitute Excluded Payments.

“Manufacture and Supply Agreement” means the Manufacture and Supply Agreement, dated as of December 16, 2013, between AcelRx and Grünenthal, as amended from time to time.

“New Arrangement” has the meaning set forth in Section 5.6(a) of the PSA.

“New License Agreement” has the meaning set forth in Section 5.6(a) of the PSA.

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any intellectual property rights that are Patents.

“Patents” means “Patents” as defined in Section 1.91 of the License Agreement.

“Payment Rights” means the right to receive an amount of Royalties equal to the Royalties Interest, subject to the Capped Payment Amount, and the right to receive interest payable or paid pursuant to the License Agreement on late payments of amounts constituting the Royalties Interest (with such amounts in respect of which interest is paid not exceeding the Capped Payment Amount).

“Permitted Set-off” means any Set-off against royalties or other amounts payable to Licensor by Licensee under the License Agreement that is expressly permitted under Sections 7.3(b), 7.3(c) or 7.3(d) of the License Agreement.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

EXHIBIT A-4
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“PSA” means that certain Purchase and Sale Agreement, dated as of September 18, 2015, between AcelRx and the Seller.

“Purchased Interest” has the meaning set forth in Section 2.1 of the SPSA.

“Purchaser Portion” means (a) with respect to (i) all Royalties other than the first four milestone payments under Section 7.2(b) of the License Agreement and (ii) all other related amounts included in the definition of “Royalties” with respect to the Royalties described in clause (i), seventy-five percent (75%) of a specified amount that is payable or has been paid, and (b) solely with respect to Royalties that consist of the first four milestone payments under Section 7.2(b) of the License Agreement and all other related amounts included in the definition of “Royalties” with respect to such Royalties, eighty percent (80%) of a specified amount that is payable or has been paid.

“Royalties” has the meaning set forth in Section 1.1 of the SPSA.

“Royalties Commencement Date” means the date after the Closing Date of the First Commercial Sale in the first country in the Territory in which such First Commercial Sale occurs.

“Royalties Interest” means the Purchaser Portion of Royalties.

“Royalty Reduction” has the meaning set forth in the PSA.

“Royalty Term” means the period commencing on the Royalties Commencement Date, and ending on the last day of the last to expire “Royalty Term” as defined in Section 7.3(e) of the License Agreement.

“SACA” means the Security and Control Agreement, dated as of the Closing Date, among the Seller, the Purchaser, the servicer thereunder and U.S. Bank National Association as initial collateral agent and initial depositary agent thereunder.

“Servicing Agreement” means that certain Servicing Agreement, dated September 18, 2015, among AcelRx, as the initial servicer, the Seller and the Purchaser.

“Set-off” means any set-off, off-set, charge, reduction or similar deduction; provided, however, that “Set-off” shall not include any Royalty Reduction.

“Subsequent Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between the Seller and the Purchaser.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, sales, use, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

EXHIBIT A-5
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Territory” means the “Territory” as defined under Section 1.111 of the License Agreement, but including Australia only for so long as Australia remains part of the Territory pursuant to the License Agreement.

“Transaction Documents” means the PSA, the Initial Bill of Sale, the Licensee Instruction, the SPSA, the Subsequent Bill of Sale, the Servicing Agreement and the SACA.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the back-up security interest or any portion thereof granted pursuant to Section 2.1(d) of the SPSA is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of Delaware, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of the SPSA and any financing statement relating to such perfection or effect of perfection or non-perfection.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

[Signature page follows]

EXHIBIT A-6
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have executed this Bill of Sale as of the day and year first written above.

ARPI LLC

By	AcelRx Pharmaceuticals, Inc., its sole Member

By:
Name: Timothy E. Morris
Title: Chief Financial Officer

EXHIBIT A-7
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have executed this Bill of Sale as of the day and year first written above.

PDL BIOPHARMA, INC.

By:
Name:
Title:

EXHIBIT A-8
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

PRESS RELEASE

AcelRx Pharmaceuticals, Inc.

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News Release

ARTICLE IAcelRx Pharmaceuticals Receives $65 Million from the Partial Sale of Zalviso™ European Royalties and Commercial Milestones to PDL BioPharma

REDWOOD CITY, Calif., Sept. 21, 2015 /PRNewswire/ -- AcelRx Pharmaceuticals, Inc. (Nasdaq: ACRX), a specialty pharmaceutical company focused on the development and commercialization of innovative therapies for the treatment of acute and breakthrough pain, today announced the monetization of the expected royalty stream from the sales of Zalviso™ (sufentanil sublingual tablet system) in the European Union by its commercial partner Grunenthal GmbH. Gross proceeds from the sale are $65 million from PDL BioPharma (NASDAQ: PDLI). Specifically, PDL will receive 75% of the European royalties under the Grunenthal license as well as 80% of the first four commercial milestones, subject to a capped amount. AcelRx will receive 25% of the royalties, 20% of the first four commercial milestones, 100% of the remaining commercial milestones and all development milestones, including a potential $15 million payment for the approval of the Zalviso MAA. The proceeds from the transaction will provide AcelRx with additional operating capital, which will be used for general corporate purposes, including regulatory activities associated with ARX-04 and Zalviso.

Timothy E. Morris, chief financial officer of AcelRx Pharmaceuticals, commented, "This transaction provides AcelRx with significant capital in a non-dilutive manner. It will increase our estimated cash at year end to over $100 million and should provide sufficient capital to complete regulatory submissions for ARX-04 in the U.S. and Europe, and to conduct limited additional work on Zalviso, if needed, in preparation for re-submitting a New Drug Application to the U.S. Food and Drug Administration."

The transaction will be treated as a sale for tax purposes. AcelRx has established a wholly owned subsidiary, ARPI LLC, to facilitate the transaction. Credit Suisse acted as sole structuring and financial advisor to AcelRx in connection with the transaction. AcelRx was represented by Cooley LLP, PDL by Gibson, Dunn & Crutcher LLP and Credit

EXHIBIT B-1

Suisse by Cadwalader, Wickersham & Taft LLP.

Separately, concurrently with the closing of the royalty monetization, AcelRx amended its existing credit facility with Hercules Technology Growth Capital, Inc. (NYSE: HTGC), which includes an interest only period from October 1, 2015 through March 31, 2016 (with the potential for further extension to September 30, 2016 upon satisfaction of certain conditions). Loans under the credit facility will mature on October 31, 2017. In connection with the amendment, AcelRx reduced the exercise price of warrants previously issued to Hercules in connection with the credit facility.

About AcelRx Pharmaceuticals, Inc.
AcelRx Pharmaceuticals, Inc. is a specialty pharmaceutical company focused on the development and commercialization of innovative therapies for the treatment of acute pain. In the US, the Company's late-stage pipeline includes ARX-04 (sufentanil sublingual tablet, 30 mcg) for the treatment of moderate-to-severe acute pain in a medically supervised setting; and Zalviso™ (sufentanil sublingual tablet system) for the management of moderate-to-severe acute pain in adult patients in the hospital setting.

ARX-04 delivers 30 mcg sufentanil sublingual, a high therapeutic index opioid, through a disposable, pre-filled, single-dose applicator (SDA). AcelRx has reported positive results from the pivotal Phase 3 SAP301 ambulatory surgery study, and will be advancing ARX-04 into a study in emergency room patients in 2015. Zalviso delivers 15 mcg sufentanil sublingual tablets through a non-invasive delivery route via a pre-programmed, patient-controlled analgesia device. In response to the New Drug Application (NDA) AcelRx submitted to the U.S. Food and Drug Administration (FDA) seeking approval for Zalviso, the Company received a Complete Response Letter (CRL) on July 25, 2014. The FDA has requested an additional clinical study prior to the resubmission of the Zalviso NDA.

The Company has two additional pain treatment product candidates, ARX-02 and ARX-03, which have completed Phase 2 clinical development. For additional information about AcelRx's clinical programs, please visitwww.acelrx.com.

Forward Looking Statements
This press release contains forward-looking statements, including, but not limited to, statements related to potential milestones payments under the Grunenthal agreement and expected royalty stream from the sales of Zalviso in the European Union by Grunenthal; future financial results, including anticipated cash balance at year-end 2015 and use of proceeds from the sale of royalty and milestone payments to PDL BioPharma; potential extension of the interest-only period under amended credit facility with Hercules Technology Growth Capital, Inc.; the process and timing of anticipated future development of AcelRx's product candidates, including Zalviso and ARX-04, including the timing and potential additional clinical work necessary for resubmission of Zalviso NDA to the FDA; potential approval of Zalviso and the timing of commercial launch of Zalviso in Europe; and the anticipated timing of the emergency room study for ARX-04. These forward-looking statements are based on AcelRx's current expectations and inherently involve significant risks and uncertainties. AcelRx's actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to: any delays or inability to obtain and maintain regulatory approval of its product candidates, including Zalviso and ARX-04, in the United States and Europe; any delay of the European Commission's decision regarding Zalviso; inability to successfully manufacture Zalviso to meet the requirements of Grunenthal and potential delays in the timing of the European launch; AcelRx's ability to receive milestones and royalty payments under the Grunenthal agreement; the market potential for its product candidates, including Zalviso and ARX-04, in the United States and Europe; its ability to timely resubmit Zalviso NDA to the FDA and to receive regulatory approval for Zalviso, that fact that FDA may dispute or interpret differently positive clinical results obtained to date from the pivotal Phase 3 SAP301 ambulatory surgery study of ARX-04; its ability to obtain sufficient financing to receive regulatory approval for and commercialize Zalviso in the United States and Europe, and complete Phase 3 clinical development of ARX-04; the success, cost and timing of all product development activities and clinical trials, including the planned Phase 3 ARX-04 emergency room trial; the accuracy of AcelRx's estimates regarding expenses, capital requirements and use of proceeds from the sale of royalty and milestone payments to PDL BioPharma; and other risks detailed in the "Risk Factors" and elsewhere in AcelRx's U.S. Securities and Exchange Commission filings and reports, including its Quarterly Report on Form 10-Q filed with the SEC on August 4, 2015. AcelRx undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

AcelRx Pharmaceuticals, Inc.

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To view the original version on PR Newswire, visit:http://www.prnewswire.com/news-releases/acelrx-pharmaceuticals-receives-65-million-from-the-partial-sale-of-zalviso-european-royalties-and-commercial-milestones-to-pdl-biopharma-300146003.html

SOURCE AcelRx Pharmaceuticals, Inc.

Timothy E. Morris, Chief Financial Officer, 650.216.3511, tmorris@acelrx.com, Brian Korb, The Trout Group LLC, 646.378.2923, bkorb@troutgroup.com

EXHIBIT B-3

EXHIBIT C

PURCHASER ACCOUNT

Bank Name:	[*]
ABA Number:	[*]
Swift:	[*]
Account Name:	[*]
Account Number:	[*]
Attention:	[*]

EXHIBIT C-1
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

SELLER ACCOUNT

Bank Name:	[*]
ABA Number:	[*]
Account Number:	[*]
Account Name:	[*]
Attention:	[*]
ARPI Tax ID #:	[*]

EXHIBIT D-1
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT E-1

FINANCING STATEMENT

[UCC-1 Financing Statement]

Exhibit A to UCC-1 Financing Statement with ARPI LLC,
as Debtor/Seller and PDL BioPharma, Inc., as Secured Party/Buyer

Item 4: Description of Collateral

All of Debtor’s right, title and interest in, to and under the License Agreement to receive the Royalties Interest (up to the Capped Payment Amount), whether now owned or existing or hereafter acquired or arising and wherever located, all “accounts” (within the meaning of the UCC) relating thereto, the other rights and assets included in the Purchased Interest, and any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts).

The following terms shall have the following meanings, with such meanings being equally applicable to both the singular and plural forms of the terms defined:

“AcelRx” means AcelRx Pharmaceuticals, Inc., a Delaware corporation.

“Affiliate” means, with respect to any designated Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such designated Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

“Capped Payment Amount” means $195,000,000.

“Closing Date” means September 18, 2015.

“Excluded Liabilities and Obligations” has the meaning set forth in Section 2.3 of the SPSA.

EXHIBIT E-1-1
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Excluded Payments” means all amounts due or paid to AcelRx or any of its Affiliates other than the Royalties, including all amounts due or paid to AcelRx or any of its Affiliates pursuant to Section 7.1, Section 7.2(a), Section 7.2(b) (other than the first four milestone payments thereunder), Section 7.2(c), or Section 7.4 of the License Agreement.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“First Commercial Sale” means “First Commercial Sale” as defined in Section 1.51 of the License Agreement.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any country or jurisdiction.

“Grünenthal” means Grünenthal GmbH, a German company.

“Initial Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between AcelRx and the Debtor.

“License Agreement” means that certain Collaboration and License Agreement, dated as of December 16, 2013, between Licensor and the Licensee, as amended from time to time (including by the Licensee Consent and, for amendments entered into following the Closing Date, amended in a manner consistent with the terms of the PSA and the SPSA).

“Licensee” means Grünenthal, in its capacity as licensee under the License Agreement.

“Licensee Consent” means that certain letter agreement, dated July 17, 2015, by and between the Licensor and the Licensee, regarding, among other things, the transfer of the Purchased Assets by the Licensor to the Debtor and the further transfer of the Purchased Interest by the Debtor to the Secured Party.

“Licensee Instruction” means the irrevocable notice and direction to the Licensee in the form set forth in Exhibit B to the PSA.

“Licensor” means AcelRx, in its capacity as licensor under the License Agreement.

“Licensor Retained Amounts” means in the aggregate (i) the portion of Royalties payable or paid by the Licensee from time to time, and any interest on late payments thereof, that is in each case in excess of the amounts constituting the Royalties Interest (including interest on late payments thereof), (ii) without duplication of any of the amounts described in clause (i), any amount deemed Licensor Retained Amounts under the third sentence of Section 5.4(b) of the PSA or the third sentence of Section 5.4(b) of the SPSA, and (iii) all payments that constitute Excluded Payments.

EXHIBIT E-1-2
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Manufacture and Supply Agreement” means the Manufacture and Supply Agreement, dated as of December 16, 2013, between AcelRx and Grünenthal, as amended from time to time.

“New Arrangement” has the meaning set forth in Section 5.6(a) of the PSA.

“New License Agreement” has the meaning set forth in Section 5.6(a) of the PSA.

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any intellectual property rights that are Patents.

“Patents” means “Patents” as defined in Section 1.91 of the License Agreement.

“Payment Rights” means the right to receive an amount of Royalties equal to the Royalties Interest, subject to the Capped Payment Amount, and the right to receive interest payable or paid pursuant to the License Agreement on late payments of amounts constituting the Royalties Interest (with such amounts in respect of which interest is paid not exceeding the Capped Payment Amount).

“Permitted Set-off” means any Set-off against royalties or other amounts payable to Licensor by Licensee under the License Agreement that is expressly permitted under Sections 7.3(b), 7.3(c) or 7.3(d) of the License Agreement.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“PSA” means that certain Purchase and Sale Agreement, dated as of September 18, 2015, between AcelRx and the Debtor.

“Purchased Interest” has the meaning set forth in Section 2.1 of the SPSA.

“Purchaser Portion” means (a) with respect to (i) all Royalties other than the first four milestone payments under Section 7.2(b) of the License Agreement and (ii) all other related amounts included in the definition of “Royalties” with respect to the Royalties described in clause (i), seventy-five percent (75%) of a specified amount that is payable or has been paid, and (b) solely with respect to Royalties that consist of the first four milestone payments under Section 7.2(b) of the License Agreement and all other related amounts included in the definition of “Royalties” with respect to such Royalties, eighty percent (80%) of a specified amount that is payable or has been paid.

“Royalties” has the meaning set forth in Section 1.1 of the SPSA.

EXHIBIT E-1-3
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Royalties Commencement Date” means the date after the Closing Date of the First Commercial Sale in the first country in the Territory in which such First Commercial Sale occurs.

“Royalties Interest” means the Purchaser Portion of Royalties.

“Royalty Reduction” has the meaning set forth in the PSA.

“Royalty Term” means the period commencing on the Royalties Commencement Date, and ending on the last day of the last to expire “Royalty Term” as defined in Section 7.3(e) of the License Agreement.

“SACA” means the Security and Control Agreement, dated as of the Closing Date, among the Debtor, the Secured Party, the servicer thereunder and U.S. Bank National Association as initial collateral agent and initial depositary agent thereunder.

“Servicing Agreement” means that certain Servicing Agreement, dated September 18, 2015, among AcelRx, as the initial servicer, the Debtor and the Secured Party.

“Set-off” means any set-off, off-set, charge, reduction or similar deduction; provided, however, that “Set-off” shall not include any Royalty Reduction.

“SPSA” means the Subsequent Purchase and Sale Agreement, dated as of September 18, 2015, between the Debtor and the Secured Party.

“Subsequent Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between the Debtor and the Secured Party.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, sales, use, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Territory” means the “Territory” as defined under Section 1.111 of the License Agreement, but including Australia only for so long as Australia remains part of the Territory pursuant to the License Agreement.

“Transaction Documents” means the PSA, the Initial Bill of Sale, the Licensee Instruction, the SPSA, the Subsequent Bill of Sale, the Servicing Agreement and the SACA.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the back-up security interest or any portion thereof granted pursuant to Section 2.1(d) of the SPSA is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of Delaware, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of the SPSA and any financing statement relating to such perfection or effect of perfection or non-perfection.

EXHIBIT E-1-4
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

It is intended by Debtor and Secured Party that all right, title and interest of the Debtor in and to the Purchased Interest is being conveyed on an absolute basis to Secured Party under the transactions between such parties, and the use of the terms “Debtor,” “Secured Party” and “Collateral” shall not be construed to evidence a contrary intent, nor shall this Financing Statement constitute an admission or acknowledgement by Debtor or Secured Party or any other Person that the transactions between Debtor and Secured Party create only a security interest in the foregoing property described as the Purchased Interest.

EXHIBIT E-1-5
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT E-2

FINANCING STATEMENT

[UCC-1 Financing Statement]

Exhibit A to UCC-1 Financing Statement with ARPI LLC,
as Debtor and PDL BioPharma, Inc., as Secured Party

Item 4: Description of Collateral

All of Debtor’s right, title and interest in, to and under the License Agreement to receive the Royalties Interest (up to the Capped Payment Amount), whether now owned or existing or hereafter acquired or arising and wherever located, all “accounts” (within the meaning of the UCC) relating thereto, the other rights and assets included in the Purchased Interest, and any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and any and all products and proceeds thereof; provided, that the foregoing shall in all cases exclude (and the Secured Party shall have no interest in) any and all Licensor Retained Amounts and any proceeds or products thereof.

The following terms shall have the following meanings, with such meanings being equally applicable to both the singular and plural forms of the terms defined:

“AcelRx” means AcelRx Pharmaceuticals, Inc., a Delaware corporation.

“Affiliate” means, with respect to any designated Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such designated Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

“Capped Payment Amount” means $195,000,000.

“Closing Date” means September 18, 2015.

EXHIBIT E-2-1
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Excluded Liabilities and Obligations” has the meaning set forth in Section 2.3 of the SPSA.

“Excluded Payments” means all amounts due or paid to AcelRx or any of its Affiliates other than the Royalties, including all amounts due or paid to AcelRx or any of its Affiliates pursuant to Section 7.1, Section 7.2(a), Section 7.2(b) (other than the first four milestone payments thereunder), Section 7.2(c), or Section 7.4 of the License Agreement.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“First Commercial Sale” means “First Commercial Sale” as defined in Section 1.51 of the License Agreement.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any country or jurisdiction.

“Grünenthal” means Grünenthal GmbH, a German company.

“Initial Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between AcelRx and the Debtor.

“License Agreement” means that certain Collaboration and License Agreement, dated as of December 16, 2013, between Licensor and the Licensee, as amended from time to time (including by the Licensee Consent and, for amendments entered into following the Closing Date, amended in a manner consistent with the terms of the PSA and the SPSA).

“Licensee” means Grünenthal, in its capacity as licensee under the License Agreement.

“Licensee Consent” means that certain letter agreement, dated July 17, 2015, by and between the Licensor and the Licensee, regarding, among other things, the transfer of the Purchased Assets by the Licensor to the Debtor and the further transfer of the Purchased Interest by the Debtor to the Secured Party.

“Licensee Instruction” means the irrevocable notice and direction to the Licensee in the form set forth in Exhibit B to the PSA.

“Licensor” means AcelRx, in its capacity as licensor under the License Agreement.

EXHIBIT E-2-2
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Licensor Retained Amounts” means in the aggregate (i) the portion of Royalties payable or paid by the Licensee from time to time, and any interest on late payments thereof, that is in each case in excess of the amounts constituting the Royalties Interest (including interest on late payments thereof), (ii) without duplication of any of the amounts described in clause (i), any amount deemed Licensor Retained Amounts under the third sentence of Section 5.4(b) of the PSA or the third sentence of Section 5.4(b) of the SPSA, and (iii) all payments that constitute Excluded Payments.

“Manufacture and Supply Agreement” means the Manufacture and Supply Agreement, dated as of December 16, 2013, between AcelRx and Grünenthal, as amended from time to time.

“New Arrangement” has the meaning set forth in Section 5.6(a) of the PSA.

“New License Agreement” has the meaning set forth in Section 5.6(a) of the PSA.

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any intellectual property rights that are Patents.

“Patents” means “Patents” as defined in Section 1.91 of the License Agreement.

“Payment Rights” means the right to receive an amount of Royalties equal to the Royalties Interest, subject to the Capped Payment Amount, and the right to receive interest payable or paid pursuant to the License Agreement on late payments of amounts constituting the Royalties Interest (with such amounts in respect of which interest is paid not exceeding the Capped Payment Amount).

“Permitted Set-off” means any Set-off against royalties or other amounts payable to Licensor by Licensee under the License Agreement that is expressly permitted under Sections 7.3(b), 7.3(c) or 7.3(d) of the License Agreement.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“PSA” means that certain Purchase and Sale Agreement, dated as of September 18, 2015, between AcelRx and the Debtor.

“Purchased Interest” has the meaning set forth in Section 2.1 of the SPSA.

“Purchaser Portion” means (a) with respect to (i) all Royalties other than the first four milestone payments under Section 7.2(b) of the License Agreement and (ii) all other related amounts included in the definition of “Royalties” with respect to the Royalties described in clause (i), seventy-five percent (75%) of a specified amount that is payable or has been paid, and (b) solely with respect to Royalties that consist of the first four milestone payments under Section 7.2(b) of the License Agreement and all other related amounts included in the definition of “Royalties” with respect to such Royalties, eighty percent (80%) of a specified amount that is payable or has been paid.

EXHIBIT E-2-3
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Royalties” has the meaning set forth in Section 1.1 of the SPSA.

“Royalties Commencement Date” means the date after the Closing Date of the First Commercial Sale in the first country in the Territory in which such First Commercial Sale occurs.

“Royalties Interest” means the Purchaser Portion of Royalties.

“Royalty Reduction” has the meaning set forth in the PSA.

“Royalty Term” means the period commencing on the Royalties Commencement Date, and ending on the last day of the last to expire “Royalty Term” as defined in Section 7.3(e) of the License Agreement.

“SACA” means the Security and Control Agreement, dated as of the Closing Date, among the Debtor, the Secured Party, the servicer thereunder and U.S. Bank National Association as initial collateral agent and initial depositary agent thereunder.

“Servicing Agreement” means that certain Servicing Agreement, dated September 18, 2015, among AcelRx, as the initial servicer, the Debtor and the Secured Party.

“Set-off” means any set-off, off-set, charge, reduction or similar deduction; provided, however, that “Set-off” shall not include any Royalty Reduction.

“SPSA” means the Subsequent Purchase and Sale Agreement, dated September 18, 2015, between the Debtor and the Secured Party.

“Subsequent Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between the Debtor and the Secured Party.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, sales, use, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Territory” means the “Territory” as defined under Section 1.111 of the License Agreement, but including Australia only for so long as Australia remains part of the Territory pursuant to the License Agreement.

“Transaction Documents” means the PSA, the Initial Bill of Sale, the Licensee Instruction, the SPSA, the Subsequent Bill of Sale, the Servicing Agreement and the SACA.

EXHIBIT E-2-4
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the back-up security interest or any portion thereof granted pursuant to Section 2.1(d) of the SPSA is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of Delaware, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of the SPSA and any financing statement relating to such perfection or effect of perfection or non-perfection.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

This Financing Statement is being filed for precautionary purposes and shall not constitute an admission or acknowledgement by Debtor or Secured Party, or any other person, that the parties to the SPSA and related documents intend to enter into any transaction other than a true and absolute sale of the property described as the Purchased Interest herein. In the event that, contrary to the intentions of the parties, the transfer contemplated by the SPSA and related documents is held not to be a sale, this precautionary Financing Statement is filed to perfect a first priority continuing security interest in and to all of the Debtor’s right, title and interest in, to and under the Purchased Interest, and any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts), and, in such event, the SPSA shall constitute a security agreement.

EXHIBIT E-2-5
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT F

FORM OF OPINION

EXHIBIT F
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1.1

[*]

SCHEDULE 1.1-1

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.